UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. 1)

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Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

PERVASIP CORP.
(Name of Registrant as Specified in Its Charter)

(Name(s) of Person Filing Proxy Statement, if Other than Registrant)

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PERVASIP CORP.
75 South Broadway, Suite 400
White Plains, New York 10601

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON WEDNESDAY, MAY 13, 2009

April __, 2009

To the shareholders of Pervasip Corp.:

Notice is hereby given that the annual meeting of shareholders of Pervasip Corp., a New York corporation, will be held at our executive offices located at 75 South Broadway, White Plains, New York 10601 on Wednesday, May 13, 2009 at 10:00 A.M., local time, for the following purposes:

1.	To elect five directors to our board of directors for the fiscal year ending November 30, 2009;

2.	To consider and vote upon a proposal to approve and adopt our 2009 Equity Incentive Plan;

3.	To consider and vote upon a proposal to approve and adopt our 2007 Contingent Stock Option Plan;

4.
To consider and vote upon a proposal to amend our Certificate of Incorporation to increase the total number of shares of capital stock that we are authorized to issue to two hundred fifty-one million (251,000,000) shares, of which two hundred fifty million (250,000,000) shares shall be common stock, par value $.10 per share, and one million (1,000,000) shares shall be preferred stock, par value $.10 per share;

5.
To consider and vote upon a proposal to amend our Certificate of Incorporation to effect a stock combination, or reverse stock split, pursuant to which up to ten shares of the our common stock would be exchanged for one new share of common stock;

6.
To consider and vote upon a proposal to ratify the appointment of Nussbaum Yates Berg Klein & Wolpow, LLP, as our independent registered public accounting firm for the fiscal year ending November 30, 2009; and

7.	To consider and act upon such other business as may properly come before the meeting.

The foregoing items of business are more fully described in the proxy statement accompanying this notice. Our board of directors has fixed the close of business on Wednesday, April 1, 2009 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting and at any adjournment or postponement thereof.

Whether or not you plan to attend the annual meeting, you should complete, sign, date and promptly return the enclosed proxy card, to ensure that your shares will be represented at the meeting.  If you attend the annual meeting and wish to vote in person, you may withdraw your proxy and vote in person. You should not send any certificates representing stock with your proxy card.

Sincerely,

Paul H. Riss
Chairman of the Board

PERVASIP CORP.
75 South Broadway, Suite 400
White Plains, New York 10601

PROXY STATEMENT

Date, Time and Place of the Annual Meeting

This proxy statement is furnished to the shareholders of Pervasip Corp. in connection with the solicitation, by order of our board of directors, of proxies to be voted at the annual meeting of shareholders to be held on Wednesday, May 13, 2009 at 10:00 A.M., local time, at our executive offices located at 75 South Broadway, Suite 400, White Plains, New York 10601, and at any adjournment or adjournments thereof. The accompanying proxy is being solicited on behalf of our board of directors.  We intend to release this proxy statement and the enclosed proxy card to our shareholders on or about Monday, April 13, 2009.

Purpose of the Annual Meeting

At the annual meeting, you will be asked to consider and vote upon the following matters:

1.	To elect five directors to our board of directors for the fiscal year ending November 30, 2009;

2.	To consider and vote upon a proposal to approve and adopt our 2009 Equity Incentive Plan;

3.	To consider and vote upon a proposal to approve and adopt our 2007 Contingent Stock Option Plan;

4.
To consider and vote upon a proposal to amend our Certificate of Incorporation to increase the total number of shares of capital stock that we are authorized to issue to two hundred fifty-one million (251,000,000) shares, of which two hundred fifty million (250,000,000) shares shall be common stock, par value $.10 per share, and one million (1,000,000) shares shall be preferred stock, par value $.10 per share;

5.
To consider and vote upon a proposal to amend our Certificate of Incorporation to effect a stock combination, or reverse stock split, pursuant to which up to ten shares of the our common stock would be exchanged for one new share of common stock;

4.
To consider and vote upon a proposal to ratify the appointment of Nussbaum Yates Berg Klein & Wolpow, LLP, as our independent registered public accounting firm for the fiscal year ending November 30, 2009; and

5.	To consider and act upon such other business as may properly come before the meeting.

Voting and Revocation of Proxies; Adjournment

All of our voting securities represented by valid proxies, unless the shareholder otherwise specifies therein or unless revoked, will be voted FOR each of the director nominees set forth herein, FOR the approval of the adoption of our 2009 Stock Option Plan, FOR the approval of the adoption of our 2007 Contingent Stock Option Plan, FOR the amendment to our Certificate of Incorporation to increase the total number of shares of capital stock that we are authorized to issue, FOR the amendment to our certificate of incorporation to effect a reverse stock split, FOR the ratification of Nussbaum Yates Berg Klein & Wolpow, LLP as our independent registered public accounting firm and at the discretion of the proxy holders on any other matters that may properly come before the annual meeting.  Our board of directors does not know of any matters to be considered at the annual meeting other than as set forth herein.

If a shareholder has appropriately specified how a proxy is to be voted, it will be voted accordingly.  Any shareholder has the power to revoke such shareholder’s proxy at any time before it is voted.  A shareholder may revoke a proxy by delivering a written statement to our corporate secretary stating that the proxy is revoked, by submitting a subsequent proxy signed by the same person who signed the prior proxy, or by voting in person at the annual meeting.

As of March 27, 2009, we had a total of 26,326,172 shares of common stock outstanding.  A plurality of the votes cast at the annual meeting by the shareholders entitled to vote in the election is required to elect the director nominees, the approval by the holders of a majority of our outstanding shares of common stock is required to approve the proposed amendments to our certificate of incorporation and a majority of the votes cast by the shareholders entitled to vote at the annual meeting is required to approve the proposed adoption of our 2009 Stock Option Plan and our 2007 Contingent Stock Option Plan and to take any other action, including the approval of our independent registered public accounting firm.  For purposes of determining whether a proposal has received the required vote, abstentions will be included in the vote totals, with the result being that an abstention will have the same effect as a negative vote.  In instances where brokers are prohibited from exercising discretionary authority for beneficial holders who have not returned a proxy (so-called "broker non-votes"), those shares will not be included in the vote totals and, therefore, will also have the same effect as a negative vote.  Shares that abstain or for which the authority to vote is withheld on certain matters will, however, be treated as present for quorum purposes on all matters.

In the event that sufficient votes in favor of any of the matters to come before the meeting are not received by the date of the annual meeting, the persons named as proxies may propose one or more adjournments of the annual meeting to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of the holders of a majority of the shares of common stock present in person or by proxy at the annual meeting.  The persons named as proxies will vote in favor of any such proposed adjournment or adjournments.  Under New York law, shareholders will not have appraisal or similar rights in connection with any proposal set forth in this proxy statement.

Solicitation

The solicitation of proxies pursuant to this proxy statement will be primarily by mail.  In addition, certain of our directors, officers or other employees may solicit proxies by telephone, mail or personal interviews, and arrangements may be made with banks, brokerage firms and others to forward solicitation material to the beneficial owners of shares held by them of record.  No additional compensation will be paid to our directors, officers or other employees for such services.  We will bear the cost of the solicitation of proxies related to the annual meeting.

Quorum and Voting Rights

Our board of directors has fixed Wednesday, April 1, 2009, as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting.  Holders of record of shares of our common stock at the close of business on the record date will be entitled to one vote for each share held.  The presence, in person or by proxy, of the holders of a majority of the outstanding voting securities entitled to vote at the annual meeting is necessary to constitute a quorum at the annual meeting.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The following table sets forth, as of March 27, 2009, the names, addresses and number of shares of our common stock beneficially owned by all persons known to us to be beneficial owners of more than 5% of the outstanding shares of common stock, and the names and number of shares beneficially owned by all of our directors and all of our executive officers and directors as a group (except as indicated, each beneficial owner listed exercises sole voting power and sole dispositive power over the shares beneficially owned).  As of March 27, 2009, we had a total of 26,326,172 shares of common stock outstanding.

Name and Address	Number of Shares Beneficially Owned	Percent of Shares Beneficially Owned
Paul H. Riss Pervasip Corp. 75 South Broadway, Suite 400 White Plains, New York 10601	2,985,334(1)	11.06%

Laurus Capital Management, LLC 335 Madison Avenue, 10th Floor New York, NY 10017	2,629,985(2)	9.08%

Mark Richards 5955 T.G. Lee Blvd. Suite 100 Orlando, Florida 32822	1,110,000(3)	4.06%

Greg M. Cooper Cooper, Niemann & Co., CPAs, LLP PO Box 190 Mongaup Valley, New York 12762	245,000(4)	*

Scott Widham 9865 Litzsinger Road St Louis, Missouri 63124	200,000(5)	*

Cherian Mathai 75 South Broadway, Suite 400 White Plains, New York 10601	100,000(6)	*

All directors and executive officers as a group (six individuals)	4,640,334	16.46%
__________________
* Less than 1%.

(1)	Includes 100,000 shares of common stock subject to options and 560,000 shares of common stock subject to warrants that are presently exercisable or exercisable within 60 days after March 27, 2009.

(2)
Based on 9.99% of the total of 26,326,172 shares of common stock outstanding as of March 27, 2009.  Certain warrants issued to Laurus Capital Management, LLC and its affiliates (“Investors”) contain an issuance limitation prohibiting the Investors from exercising or converting those securities to the extent that such exercise would result in beneficial ownership by the Investors of more than 9.99% of the shares then issued and outstanding.  Other warrants issued to the Investor group contain an issuance limitation prohibiting the Investors from exercising or converting those securities to the extent that such exercise would result in beneficial ownership by the Investors of more than 4.99% of the shares then issued and outstanding (the "4.99% Issuance Limitation").  The 4.99% Issuance Limitation may be revoked upon 75 days notice and is automatically null and void upon an event of default  (as defined in and pursuant to the terms of the applicable instrument).  The 4.99% Issuance Limitation may be waived by the Investors upon at least 61 days prior notice to us and shall automatically become null and void following notice to us of the occurrence and continuance of an event of default (as defined in and pursuant to the terms of the applicable instrument).  We have not received any notices from the Investors that we are in default.  In total, the Investors possess warrants that allow them to purchase up to 159,352,573 shares of common stock, or approximately 80% of the fully diluted shares of common stock outstanding.

(3)	Includes 1,000,000 shares of common stock subject to options that are presently exercisable or exercisable within 60 days after March 27, 2009.

(4)	Includes 205,000 shares of common stock subject to options that are presently exercisable or exercisable within 60 days after March 27, 2009.

(5)	Includes 200,000 shares of common stock subject to options that are presently exercisable or exercisable within 60 days after March 27, 2009.

(6)	Includes 100,000 shares of common stock subject to options that are presently exercisable or exercisable within 60 days after March 27, 2009.

ELECTION OF DIRECTORS
(Proxy Item 1)

Our amended and restated by-laws provide that the number of our directors shall be at least three, except that when all the shares are owned beneficially and of record by fewer than three shareholders, the number of directors may be less than three but not less than the number of shareholders.  Subject to the foregoing limitation, such number may be fixed from time to time by action of our board of directors or of the shareholders, or, if the number of directors is not so fixed, the number shall be five.  In March 2005, our board of directors fixed the number of directors at five.  The board currently consists of five members, and all of those members are standing for re-election.  The term of office of the directors is one year, expiring on the date of the next annual meeting, or when their respective successors shall have been elected and shall qualify, or upon their prior death, resignation or removal.

Except where the authority to do so has been withheld, it is intended that the persons named in the enclosed proxy will vote for the election of the nominees to our board of directors listed below to serve until the date of the next annual meeting and until their successors are duly elected and qualified.  Although our directors have no reason to believe that the nominees will be unable or decline to serve, in the event that such a contingency should arise, the accompanying proxy will be voted for a substitute (or substitutes) designated by our board of directors.

Directors and Officers

The following table sets forth certain information regarding our director nominees, as furnished by the nominees as of March 27, 2009.  All of the following individuals currently serve as directors of our company.

Name	Age	Principal Occupation for Past Five Years and Current Public Directorships or Trusteeships

Paul H. Riss	53	Director since 1995; Chairman of our board of directors since March 2005; our Chief Executive Officer since August 1999 and our Chief Financial Officer and Treasurer since November 1996.

Greg M Cooper	49
Director since April 2004; partner for more than five years of Cooper, Niemann & Co., CPAs, LLP, certified public accountants; member of the board of directors of Mid Hudson Cooperative Insurance Company in Montgomery, New York, a privately-held insurance company.

Mark Richards	49
Director since January 2008; Chief Information Officer of VoX Communications Corp., our wholly owned subsidiary, since October 2004.  Prior to joining VoX Communications, Mr. Richards served as the Chief Operating Officer of Volo Communications, a voice-over-Internet company from March 2004 to August 2004, and as the Acting Chief Executive Officer for Epicus Communications, a competitive local exchange carrier, from September 2000 to January 2004.

Cherian Mathai	52
Director since March 27, 2008.  He is the President of Sophia Associates Inc., a management consulting and advisory firm since 2007.  Mr. Mathai co-founded and served as the Chief Operating Officer of Tralliance Corporation, the registry for .travel Internet Top Level Domain from January 2002 to June 2007.  Prior to co-founding Tralliance Corporation, he co-founded fare one, Inc., an Internet-based tool for travel agents for instantaneous published fare comparisons, and served as its Chief Financial Officer.

Scott Widham	51
Director since March 27, 2008.  He is a Principal in CAS, LLC, a technology and telecom consulting company since 2007. Prior to commencing at CAS, Mr. Widham served from 2001 to 2007as the President – Sales and Marketing, the President – Corporate Development and the Co-CEO of Broadwing Corporation, a voice, data and video service provider acquired by Level 3.  Mr. Widham serves on the board of directors of Priva Technologies, Stages and Game Rail.

Vote Required

Assuming a quorum is present, a plurality of the votes cast at the annual meeting of shareholders by the shareholders entitled to vote in the election, either in person or by proxy, is required to elect the director nominees.

Our board of directors recommends a vote FOR the election of each of the nominees listed above.

DIRECTORS AND OFFICERS

Biographical information concerning our directors and officers is set forth above under the caption “Election of Directors – Directors and Officers”.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities (“10% Shareholders”), to file with the Securities and Exchange Commission (the “Commission”) initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and 10% Shareholders are required by Commission regulation to furnish us with copies of all Section 16(a) forms they file.

Based solely on our review of the copies of such reports received by us, we believe that for the fiscal year ended November 30, 2008, all Section 16(a) filing requirements applicable to our officers, directors and 10% shareholders were complied with, except for two directors, Cherian Mathai and Scott Widham, who did not file a an Initial Statement of Beneficial Ownership of Securities on Form 3 on a timely basis.

Board Meetings and Committees; Management Matters

Our board of directors held nine meetings during the fiscal year ended November 30, 2008.  During fiscal 2008, each director attended at least 75% of the board of directors and committee meetings of which he was a member during such time as he served as a director.  We do not have a formal policy regarding attendance by members of our board of directors at the annual meeting of shareholders, and we strongly encourage all members of our board of directors to attend the annual meeting of shareholders.  However, to minimize travel costs, we have asked our out-of-state directors to attend the May 13, 2009 meeting telephonically rather than in person.

Two of the members of our board of directors at the time of the 2007 annual meeting of shareholders were in attendance at the 2007 annual meeting of shareholders held on June 7, 2007.  Our out-of-town directors did not attend.  From time to time, the members of our board of directors act by unanimous written consent pursuant to the laws of the State of New York.  No fees are paid to directors for attendance at meetings of the board of directors.

Compensation Committee

We have a compensation committee currently composed of Greg M Cooper and Scott Widham.  Mr. Widham is the Chairman of the committee.  The compensation committee establishes remuneration levels for our executive officers.  The compensation committee did not meet during the fiscal year ended November 30, 2008.

Nominating Committee

Our board of directors does not have a nominating committee.  Our entire board of directors is responsible for this function.  Due to the relatively small size of our company and the resulting efficiency of a board of directors that is also limited in size, our board of directors has determined that it is not necessary or appropriate at this time to establish a separate nominating committee.  Our board of directors intends to review periodically whether such a nominating committee should be established.

Our board of directors uses a variety of methods for identifying and evaluating nominees for director.  It regularly assesses the appropriate size of the board of directors, and whether any vacancies exist or are expected due to retirement or otherwise. If vacancies exist, are anticipated or otherwise arise, our board of directors considers various potential candidates for director.  Candidates may come to their attention through current members of our board of directors, shareholders or other persons.  These candidates are evaluated at regular or special meetings of our board of directors, and may be considered at any point during the year.  Our board of directors will consider candidates for director that are nominated by shareholders in accordance with the procedures regarding the inclusion of shareholder proposals in proxy materials set forth in the section entitled “Shareholder Proposals” in this proxy statement.  In evaluating such recommendations, our board of directors uses the qualifications and standards discussed below and seeks to achieve a balance of knowledge, experience and capability on our board of directors.

Qualifications for consideration as a director nominee may vary according to the particular areas of expertise that may be desired in order to complement the qualifications that already exist among our board of directors.  Among the factors that our directors consider when evaluating proposed nominees are their independence, financial literacy, business experience, character, judgment and strategic vision.  Other considerations would be their knowledge of issues affecting our business, their leadership experience and their time available for meetings and consultation on company matters.  Our directors seek a diverse group of candidates who possess the background skills and expertise to make a significant contribution to our board of directors, our company and our shareholders.

Audit Committee

We have an audit committee that, during the fiscal year ended November 30, 2008, was composed of Greg M Cooper, Cherian Mathai and Scott Widham.  Each audit committee member is an independent director as defined by the rules of the National Association of Securities Dealers.  The audit committee is governed by a written charter approved by our board of directors and attached as Annex A to our 2007 proxy statement, which was filed with the Commission on May 15, 2007.

Our board of directors has determined that Greg M Cooper qualifies as an “audit committee financial expert,” as defined under the rules of the Commission adopted pursuant to the Sarbanes-Oxley Act of 2002.  Our board of directors has determined that Mr. Mathai and Mr. Widham are financially literate and experienced in business matters and fully qualified to monitor the performance of management, the public disclosures by our company of our financial condition and performance, our internal accounting operations, and our independent auditors.

Report of the Audit Committee

The audit committee reviews our financial reporting process on behalf of our board of directors.  Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.  The independent auditors are responsible for performing an independent audit of the consolidated financial statements to ensure that those statements were prepared in accordance with generally accepted accounting principles and report thereon to our board of directors.  The audit committee reviews and monitors these processes.

Within this framework, the audit committee has reviewed and discussed the audited financial statements with management and the independent auditors.  Management has affirmed to the audit committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles. The audit committee has discussed with the independent auditors those matters required to be discussed by Statement of Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU § 380).

In addition, the audit committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independent Standards Board Standard No. 1, Independence Discussions with Audit Committees), and has also discussed with the independent auditors, the auditor’s independence from management and our company.  In connection with the new standards for independence of our independent auditors promulgated by the Commission, the audit committee has undertaken to consider whether the provision of any non-audit services (such as internal audit assistance and tax-related services) by our independent auditors is compatible with maintaining the independence of the independent auditors when the independent auditors are also engaged to provide non-audit services.

The audit committee also discussed with our independent auditors the overall scope and plans for their audit, their evaluation of our internal controls and the overall quality of our financial reporting.

In reliance on the reviews and discussions referred to above, the audit committee has recommended to the board of directors that the audited consolidated financial statements be included in our Annual Report on Form 10-KSB for the year ended November 30, 2008, which was filed with the Commission on March 2, 2009.

Audit Committee

Greg M Cooper, Member
Cherian Mathai, Member
Scott Widham, Member

Shareholder Communications

Our board of directors has implemented a process for our shareholders to send communications to our board of directors.  Any shareholder desiring to communicate with our board of directors, or with specific individual directors, may do so by writing to Mr. Eric M. Hellige, Corporate Secretary, at Pervasip Corp., 75 South Broadway, Suite 400, White Plains, New York  10601.  The Corporate Secretary has the authority to disregard any inappropriate communications or to take other appropriate actions with respect to any such inappropriate communications.  If deemed an appropriate communication, the Corporate Secretary will submit a shareholder’s correspondence to the Chairman of the board of directors or to any specific director to whom the correspondence is directed.

Code of Ethics

We have adopted a code of business conduct and ethics for our directors, officers and employees, including our chief executive officer and chief financial officer.  In addition, we have adopted a supplemental code of ethics for our financial executives and all employees in our accounting department.  The text of our codes are posted on our Internet website at www.pervasip.com.

EXECUTIVE COMPENSATION

Summary of Cash and Certain Other Compensation

The following table sets forth, for the fiscal years indicated, all compensation awarded to, earned by or paid to Mr. Paul H. Riss, our Chairman, Chief Executive Officer and Chief Financial Officer and Mr. Mark Richards, our Chief Information Officer (collectively, the “Named Executives”).  We have no other executive officers.

Fiscal 2008 Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-equity Incentive Plan Compensation ($)	Change in Pension Value and Non-Qualified Deferred Comp Earnings ($)	All Other Compensation ($)(3)	Total ($)
Paul H. Riss Chairman, Chief Executive Officer and Chief Financial Officer	2008 2007 2006	$175,000 175,000 150,000	$0 0 0	$0 0 0	$0 0 0	$0 0 0	$0 0 0	$0 0 0	$175,000 175,000 150,000
Mark Richards Chief Information Officer	2008 2007 2006	125,000 125,000 120,000	0 0 0	0 0 0	5,782 69,380 69,380	0 0 0	0 0 0	60,000 60,000 60,000	190,782 254,380 249,380

(1)
Amounts in this column reflect the expense recognized for financial reporting purposes for the indicated fiscal year, in accordance with FAS 123R, with respect to awards of restricted shares of common stock, which may include awards made during earlier years as well as the indicated year. No individual grants of restricted shares were made during fiscal years 2008, 2007 and 2006.

(2)
Amounts in this column reflect the expense recognized for financial reporting purposes for the indicated fiscal year, in accordance with FAS 123R, with respect to awards of options to purchase common stock, which may include awards made during earlier years as well as the indicated year. For details of individual grants of options during 2008, please see the "Options/SAR Grants" table below. Pursuant to SEC rules, in each case, the amount of compensation expense was calculated excluding forfeiture assumptions. The assumptions used to value awards and determine annual compensation expense are set forth in Note 10 to the audited financial statements included in the Company's Annual Report on Form 10-KSB for the year ended November 30, 2008 filed with the SEC on March 2, 2009.

(3)	Mr. Richards received consulting fees from one of our vendors amounting to $60,000 in each of fiscal 2008, 2007 and 2006.

Stock Option Grants

The following table sets forth individual grants of stock options and stock appreciation rights (“SARs”) made during fiscal 2008 to the Named Executives.

Option/SAR Grants In Last Fiscal Year

Name	Number of Securities Underlying Options/ SARs Granted(1)	Percent of Total Options/SARs Granted to Employees in Fiscal Year(2)	Exercise or Base Price ($/Share)	Expiration Date
Paul H. Riss	1,894,441	17.7%	$0.30	11/17/2012
Mark Richards	2,368,053	22.2%	$0.30	11/17/2012
_______________

(1)	No SARs were granted in fiscal 2008.

(2)	In fiscal 2008, we granted options to 15 employees, certain members of our board of directors and two consultants to purchase an aggregate of 10,673,182 shares of our common stock.

The options granted to Mr. Riss and Mr. Richards are contingent stock options, which vest only if we achieve positive cash flow from operations for three consecutive months before the options expire in November 2012.
Stock Option Exercises

The following table contains information relating to the exercise of our stock options by the Named Executives in fiscal 2008, as well as the number and value of their unexercised options as of November 30, 200.

Aggregated Option Exercises in Last Fiscal Year
and Fiscal Year-End Option Values

	Shares Acquired on	Value	Number of Securities Underlying Unexercised Options at Fiscal Year-End(#)(1)		Value of Unexercised In-the-Money Options at Fiscal Year-End ($)(2)
Name	Exercise (#)	Realized($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Paul H. Riss	--	--	100,000	1,894,441	$2,000	--
Mark Richards	--	--	1,000,000	2,368,053	--	--
________________

(1)	The sum of the numbers under the Exercisable and Unexercisable column of this heading represents the Named Executives’ total outstanding options to purchase shares of common stock.

(2)
The dollar amounts shown under the Exercisable and Unexercisable columns of the heading represent the number of exercisable and unexercisable options, respectively, that were “In-the-Money” on November 30, 2008, multiplied by the difference between the closing price of our common stock on November 30, 2008, which was $0.20 per share, and the exercise price of the options.  For purposes of these calculations, In-the-Money options are those with an exercise price below $0.20 per share.

Board of Directors Compensation

We do not currently compensate directors for service on our board of directors.  We maintain a Non-Employee Director Stock Option Plan (the “Director Option Plan”).  Under the Director Option Plan, each non-employee director is granted a non-statutory option to purchase 10,000 shares of our common stock on the date on which he or she is elected, re-elected or appointed to our board of directors.  Our existing directors were last re-elected on June 7, 2007.  Options granted pursuant to the Director Option Plan will vest in full on the one-year anniversary of the grant date, provided the non-employee director is still our director at that time.  The exercise price granted under the Director Option Plan is 100% of the fair market value per share of the common stock on the date of the grant as reported on The OTC Bulletin Board.

The following table provides information as of November 30, 2008 with respect to shares of our common stock that are issuable under equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of Securities remaining available to future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)

Equity compensation plans approved by security holders:

1995 Stock Option Plan(1)	310,000	$0.40	-
1996 Restricted Stock Plan(2)	-		400,000
2007 Equity Incentive Plan(3)	825,000	0.23	1,175,000
Subtotal	1,135,000		1,575,000

Equity compensation plans not approved by security holders:

Employee stock options	1,000,000	0.25	-
2004 Equity Incentive Plan (3)	903,000	0.33	97,000
2007 Contingent Option Plan (4)	7,893,506	0.18	-
Institutional Marketing Services, Inc. (5)	100,000	0.63	-
Investor Relations International (5)	1,500,000	0.67	-
Guilford Securities, Inc. (6)	100,000	0.40	-
Just Our Luck, Inc. (7)	750,000		-
Syntax Group (7)	1,000,000		-
Subtotal	13,246,506		97,000

Total	14,381,506		1,672,000
_________________
(1)	Options are no longer issuable under our 1995 Stock Option Plan.

(2)	Our Restricted Stock Plan provides for the issuance of restricted share grants to officers and non-officer employees.

(3)	Our 2004 Equity Incentive Plan and our 2007 Equity Incentive Plan allow for the granting of share options to members of our board of directors, officers, non-officer employees and consultants.

(4)	The contingent options vest only if three consecutive months of positive cash flow from operations is achieved before their expiration in November 2012.

(5)	Warrants were issued for investor relations services.

(6)	Warrants were issued for consulting services.

(7)	Contingent options vest only if various monthly revenue levels are exceeded.

ADOPTION OF THE PERVASIP CORP. 2009 EQUITY INCENTIVE PLAN
(Proxy Item 2)

General

In connection with the July 2005 expiration of our 1995 Stock Option Plan, adopted in July 1995 (the “1995 Plan”) and because our board of directors wishes to allow for the possibility of providing incentives to employees and consultants of our company in excess of the 3,000,000 shares of common stock that may be granted pursuant to our 2004 Equity Incentive Plan (the “2004 Plan”) and our 2007 Equity Incentive Plan (“the 2007 Plan”), our board of directors adopted at its meeting on February 27, 2009, the Pervasip Corp. 2009 Equity Incentive Plan (the “2009 Incentive Plan”), a copy of which is attached to this proxy statement as Annex A.  The 2009 Incentive Plan gives us the ability to grant stock options, SARs and restricted stock (collectively, “Awards”) to employees or consultants of our company or of any subsidiary of our company and to non-employee members of our advisory board or our board of directors or the board of directors of any of our subsidiaries.  Our board of directors believes that adoption of the 2009 Incentive Plan is in the best interests of our company and our shareholders because the ability to grant stock options and make other stock-based awards under the 2009 Incentive Plan is an important factor in attracting, stimulating and retaining qualified and distinguished personnel with proven ability and vision to serve as employees, officers, consultants or members of the board of directors or advisory board of our company and our subsidiaries, and to chart our course towards continued growth and financial success.  Therefore, our board of directors views the 2009 Incentive Plan as a key component of our compensation program.

As of March 27, 2009, under the 1995 Plan, no shares of our common stock remained available for future grants and 310,000 shares of our common stock were reserved for issuance upon the exercise of outstanding options.  As of March 27, 2009, under the 2004 Plan, 93,000 shares of our common stock remained available for future grants and 903,000 shares of our common stock were reserved for issuance upon the exercise of outstanding options.  As of March 27, 2009, under the 2007 Plan, 1,175,000 shares of our common stock remained available for future grants and 825,000 shares of our common stock were reserved for issuance upon the exercise of outstanding options. The weighted average exercise price of all options, warrants and rights outstanding as of March 27, 2009 was $0.11 per share.

Summary of the Provisions of the 2009 Incentive Plan

The following summary briefly describes the material features of the 2009 Incentive Plan and is qualified, in its entirety, by the specific language of the 2009 Incentive Plan, a copy of which is attached to this proxy statement as Annex A.

Shares Available

Our board of directors has authorized 5,000,000 shares of our common stock for issuance under the 2009 Incentive Plan.  In the event of any stock dividend, stock split, reverse stock split, share combination, recapitalization, merger, consolidation, spin-off, split-up, reorganization, rights offering, liquidation, or any similar change event of or by our company, appropriate adjustments will be made to the shares subject to the 2007 Incentive Plan and to any outstanding Awards.  Shares available for Awards under the 2007 Incentive Plan may be either newly-issued shares or treasury shares.

In certain circumstances, shares subject to an outstanding Award may again become available for issuance pursuant to other Awards available under the 2009 Incentive Plan.  For example, shares subject to forfeited, terminated, canceled or expired Awards will again become available for future grants under the 2007 Incentive Plan.  In addition, shares subject to an Award that are withheld by us to satisfy tax withholding obligations shall also be made available for future grants under the 2009 Incentive Plan.

Administration

The 2009 Incentive Plan is administered by the stock option committee of our board of directors or such other committee as may be appointed by our board of directors to administer the 2009 Incentive Plan or if such a committee is not appointed or unable to act, then our entire board of directors (the “Committee”).  The Committee will consist of at least two members who are non-employee directors within the meaning of Rule 16b-3 under the Exchange Act.  With respect to the participation of individuals who are subject to Section 16 of the Exchange Act, the 2009 Incentive Plan is administered in compliance with the requirements of Rule 16b-3 under the Exchange Act.  Subject to the provisions of the 2009 Incentive Plan, the Committee determines the persons to whom grants of options, SARs and shares of restricted stock are to be made, the number of shares of common stock to be covered by each grant and all other terms and conditions of the grant.  If an option is granted, the Committee determines whether the option is an incentive stock option or a nonstatutory stock option, the option’s term, vesting and exercisability, the amount and type of consideration to be paid to our company upon the option’s exercise and the other terms and conditions of the grant.  The terms and conditions of restricted stock and SAR Awards are also determined by the Committee.  The Committee has the responsibility to interpret the 2009 Incentive Plan and to make determinations with respect to all Awards granted under the 2009 Incentive Plan.  All determinations of the Committee are final and binding on all persons having an interest in the 2009 Incentive Plan or in any Award made under the 2009 Incentive Plan.  The costs and expenses of administering the 2009 Incentive Plan are borne by our company.

Eligibility

Eligible individuals include our and our subsidiaries’ employees (including our and our subsidiaries’ officers and directors who are also employees) or consultants whose efforts, in the judgment of the Committee, are deemed worthy of encouragement to promote our growth and success.  Non-employee directors of our board of directors are also eligible to participate in the 2009 Incentive Plan.  All eligible individuals may receive one or more Awards under the Plan, upon the terms and conditions set forth in the 2009 Incentive Plan.  Currently, approximately 40 individuals are eligible to receive Awards under the 2009 Incentive Plan.  Of this total, approximately 35 individuals are employees and two individuals are non-employee directors.  At this time, there are three individuals who are consultants that are eligible to receive Awards under the 2009 Incentive Plan.  There is no assurance that an otherwise eligible individual will be selected by the Committee to receive an Award under the 2009 Incentive Plan.

Because future Awards under the 2009 Incentive Plan will be granted in the discretion of the Committee, the type, number, recipients and other terms of such Awards cannot be determined at this time.  Information regarding our recent practices with respect to annual, long-term and stock-based compensation under other plans and stock options under such plans is presented above in this proxy statement.  See “Executive Compensation” herein and note 10 to our financial statements for the year ended November 30, 2006 in our Annual Report on Form 10-KSB that accompanies this proxy statement.

Stock Options and SARs

Under the 2009 Incentive Plan, the Committee is authorized to grant both stock options and SARs.  Stock options may be either designated as non-qualified stock options or incentive stock options.  Incentive stock options, which are intended to meet the requirements of Section 422 of the Internal Revenue Code such that a participant can receive potentially favorable tax treatment, may only be granted to employees.  Therefore, any stock option granted to consultants and non-employee directors are non-qualified stock options.  The tax treatment of incentive and non-qualified stock options is generally described later in this summary.  SARs may be granted either alone or in tandem with a stock option.  A SAR entitles the participant to receive the excess, if any, of the fair market value of a share on the exercise date over the strike price of the SAR.  This amount is payable in cash, except that the Committee may provide in an Award agreement that benefits may be paid in shares of our common stock.  In general, if a SAR is granted in tandem with an option, the exercise of the option will cancel the SAR, and the exercise of the SAR will cancel the option.  Any shares that are canceled will be made available for future Awards.  The Committee, in its sole discretion, determines the terms and conditions of each stock option and SAR granted under the 2009 Incentive Plan, including the grant date, option or strike price (which, in no event, will be less than the par value of a share), whether a SAR is paid in cash or shares, the term of each option or SAR, exercise conditions and restrictions, conditions of forfeitures, and any other terms, conditions and restrictions consistent with the terms of the 2009 Incentive Plan, all of which will be evidenced in an individual Award agreement between us and the participant.

Certain limitations apply to incentive stock options and SARs granted in tandem with incentive stock options.  The per share exercise price of an incentive stock option may not be less than 100% of the fair market value of a share of our common stock on the date of the option’s grant and the term of any such option shall expire not later than the tenth anniversary of the date of the option’s grant.  In addition, the per share exercise price of any option granted to a person who, at the time of the grant, owns stock possessing more than 10% of the total combined voting power or value of all classes of our stock must be at least 110% of the fair market value of a share of our common stock on the date of grant and such option shall expire not later than the fifth anniversary of the date of the option’s grant.

Options and SARs granted under the 2009 Incentive Plan become exercisable at such times as may be specified by the Committee.  In general, options and SARs granted to participants become exercisable in three equal annual installments, subject to the optionee’s continued employment or service with us.  However, the aggregate value (determined as of the grant date) of the shares subject to incentive stock options that may become exercisable by a participant in any year may not exceed $100,000.  If a SAR is granted in tandem with an option, the SAR will become exercisable at the same time or times as the option becomes exercisable.

The maximum term of options and SARs granted under the 2009 Incentive Plan is ten years.  If any participant terminates employment due to death or disability or retirement, the portion of his or her option or SAR Awards that were exercisable at the time of such termination may be exercised for one year from the date of termination.  In the case of any other termination, the portion of his or her option or SAR Awards that were exercisable at the time of such termination may be exercised for three months from the date of termination.  However, if the remainder of the option or SAR term is shorter than the applicable post-termination exercise period, the participant’s rights to exercise the option or SAR will expire at the end of the term.  In addition, if a participant’s service terminates due to cause, all rights under an option or SAR will immediately expire, including rights to the exercisable portion of the option or SAR.  Shares attributable to an option or SAR that expire without being exercised will be forfeited by the participant and will again be available for Award under the 2009 Incentive Plan.

Unless limited by the Committee in an Award agreement, payment for shares purchased pursuant to an option exercise may be made (i) in cash, check or wire transfer, (ii) subject to the Committee’s approval, in shares already owned by the participant (including restricted shares held by the participant at least six months prior to the exercise of the option) valued at their fair market value on the date of exercise, or (iii) through broker-assisted cashless exercise procedures.

Restricted Stock

Under the 2009 Incentive Plan, the Committee is also authorized to make Awards of restricted stock.  A restricted stock Award entitles the participant to all of the rights of a shareholder of our company, including the right to vote the shares and the right to receive any dividends.  However, the Committee may require the payment of cash dividends to be deferred and if the Committee so determines, re-invested in additional shares of restricted stock.  Before the end of a restricted period and/or lapse of other restrictions established by the Committee, shares received as restricted stock shall contain a legend restricting their transfer, and may be forfeited (i) in the event of termination of employment, (ii) if our company or the participant does not achieve specified performance goals after the grant date and before the participant’s termination of employment or (iii) upon the failure to achieve other conditions set forth in the Award agreement.

An Award of restricted stock will be evidenced by a written agreement between us and the participant.  The Award agreement will specify the number of shares of our common stock subject to the Award, the nature and/or length of the restrictions, the conditions that will result in the automatic and complete forfeiture of the shares and the time and manner in which the restrictions will lapse, subject to the Award holder’s continued employment by us, and any other terms and conditions the Committee shall impose consistent with the provisions of the 2009 Incentive Plan.  The Committee also determines the amount, if any, that the participant shall pay for the shares of restricted stock.  However, the participant must be required to pay at least the par value for each share of restricted stock.  Upon the lapse of the restrictions, any legends on the shares of our common stock subject to the Award will be re-issued to the participant without such legend.

Unless the Committee determines otherwise in the Award or other agreement, if a participant terminates employment for any reason, all rights to restricted stock that are then forfeitable will be forfeited.  Restricted stock that is forfeited by the participant will again be available for Award under the 2009 Incentive Plan.

Fair Market Value

Under the 2009 Incentive Plan, fair market value means the fair market value of the shares based upon the closing selling price of a share of our common stock as quoted on any national securities exchange or the OTC Bulletin Board on the relevant date.  If there is no closing selling price on the relevant date, then the fair market value shall mean the closing selling price on the last preceding date for which such quotation exists.  If shares are not readily tradable on a national securities exchange or other market system, fair market value means an amount determined in good faith by the Committee to be the fair market value of the shares.

Transferability Restrictions

Generally and unless otherwise provided in an Award agreement, shares or rights subject to an Award cannot be assigned or transferred other than by will or by the laws of descent and distribution and Awards may be exercised during the participant’s lifetime only by the participant or his or her guardian or legal representative.  However, a participant may, if permitted by the Committee, in its sole discretion, transfer an Award, or any portion thereof, to one or more of the participant’s spouse, children or grandchildren, or may designate in writing a beneficiary to exercise an Award after his or her death.

Termination or Amendment of the 2009 Incentive Plan

Unless sooner terminated, no Awards may be granted under the 2009 Incentive Plan after February 27, 2019.  Our board of directors may amend or terminate the 2009 Incentive Plan at any time, but our board of directors may not, without shareholder approval, amend the 2009 Incentive Plan to increase the total number of shares of our common stock reserved for issuance of Awards.  In addition, any amendment or modification of the 2009 Incentive Plan shall be subject to shareholder approval as required by any securities exchange on which our common stock is listed.  No amendment or termination may deprive any participant of any rights under Awards previously made under the 2009 Incentive Plan.

Summary of Federal Income Tax Consequences of the 2007 Incentive Plan

The following summary is intended only as a general guide as to the federal income tax consequences under current law with respect to participation in the 2009 Incentive Plan and does not attempt to describe all possible federal or other tax consequences of such participation.  Furthermore, the tax consequences of awards made under the 2009 Incentive Plan are complex and subject to change, and a taxpayer’s particular situation may be such that some variation of the described rules is applicable.

Options and SARs

There are three points in time when a participant and our company could potentially incur federal income tax consequences: date of grant, upon exercise and upon disposition.  First, when an option or a SAR is granted to a participant, the participant does not recognize any income for federal income tax purposes on the date of grant.  We similarly do not have any federal income tax consequences at the date of grant.  Second, depending upon the type of option, the exercise of an option may or may not result in the recognition of income for federal income tax purposes.  With respect to an incentive stock option, a participant will not recognize any ordinary income upon the option’s exercise (except that the alternative minimum tax may apply).  However, a participant will generally recognize ordinary income upon the exercise of a non-qualified stock option.  In this case, the participant will recognize income equal to the difference between the option price and the fair market value of shares purchased pursuant to the option on the date of exercise.  With respect to the exercise of a SAR, the participant must generally recognize ordinary income equal to the cash received (or, if applicable, value of the shares received).

Incentive stock options are subject to certain holding requirements before a participant can dispose of the shares purchased pursuant to the exercise of the option and receive capital gains treatment on any income realized from the exercise of the option.  Satisfaction of the holding periods determines the tax treatment of any income realized upon exercise.  If a participant disposes of shares acquired upon exercise of an incentive stock option before the end of the applicable holding periods (called a “disqualifying disposition”), the participant must generally recognize ordinary income equal to the lesser of (i) the fair market value of the shares at the date of exercise of the incentive stock option minus the exercise price or (ii) the amount realized upon the disposition of the shares minus the exercise price.  Any excess of the fair market value on the date of such disposition over the fair market value on the date of exercise must be recognized as capital gains by the participant.  If a participant disposes of shares acquired upon the exercise of an incentive stock option after the applicable holding periods have expired, such disposition generally will result in long-term capital gain or loss measured by the difference between the sale price and the participant’s tax “basis” in such shares (generally, in such case, the tax “basis” is the exercise price).

Generally, we will be entitled to a tax deduction in an amount equal to the amount recognized as ordinary income by the participant in connection with the exercise of options and SARs.  However, we are generally not entitled to a tax deduction relating to amounts that represent capital gains to a participant.  Accordingly, if the participant satisfies the requisite holding period with respect to an incentive stock option before disposition to receive the favorable tax treatment accorded incentive stock options, we will not be entitled to any tax deduction with respect to an incentive stock option.  In the event the participant has a disqualifying disposition with respect to an incentive stock option, we will be entitled to a tax deduction in an amount equal to the amount that the participant recognized as ordinary income.

Restricted Stock Awards

A participant will not be required to recognize any income for federal income tax purposes upon the grant of shares of restricted stock.  With respect to Awards involving shares or other property, such as restricted stock Awards, that contain restrictions as to their transferability and are subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the fair market value of the shares or other property received at the time the shares or other property become transferable or are no longer subject to a substantial risk of forfeiture, whichever occurs first.  We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant.  A participant may elect to be taxed at the time he or she receives shares (e.g., restricted stock) or other property rather than upon the lapse of transferability restrictions or the substantial risk of forfeiture.  However, if the participant subsequently forfeits such shares he or she would not be entitled to any tax deduction or, to recognize a loss, for the value of the shares or property on which he or she previously paid tax.  Alternatively, if an Award that results in a transfer to the participant of cash, shares or other property does not contain any restrictions as to their transferability and is not subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the cash or the fair market value of shares or other property actually received.  We generally will be entitled to a deduction for the same amount.

Vote Required

Assuming a quorum is present, the affirmative vote of a majority of the votes cast at the annual meeting of shareholders, either in person or by proxy, is required for approval of this proposal.

Our board of directors recommends a vote FOR approval of the proposed adoption of our 2009 Equity Incentive Plan.

ADOPTION OF THE PERVASIP CORP 2007 CONTINGENT STOCK OPTION PLAN
(Proxy Item 3)

General

Our board of directors has authorized 7,893,506 shares of our common stock for issuance under the 2007 Contingent Stock Option Plan (the “2007 Contingent Plan.”).   These options vest only if the we are able to generate positive cash flow from operations for three consecutive months before the options expire in November 2012.  Our board of directors wishes to allow for the possibility of providing incentives to employees and consultants of our company to reach a cash flow positive level, and has adopted at its meeting on November 17, 2007 the Pervasip Corp. 2007 Contingent Stock Option Plan (the “2007 Contingent Plan”), which was subsequently amended at a meeting of our board of directors on September 22, 2008. A copy of the 2007 Contingent Plan is attached to this proxy statement as Annex B.  The 2007 Contingent Plan gives us the ability to grant stock options, SARs and restricted stock (collectively, “Awards”) to employees or consultants of our company or of any subsidiary of our company and to non-employee members of our advisory board or our board of directors or the board of directors of any of our subsidiaries.  Our board of directors believes that adoption of the 2007 Contingent Plan is in the best interests of our company and our shareholders because the ability to grant stock options and make other stock-based awards under the 2007 Contingent Plan is an important factor in attracting, stimulating and retaining qualified and distinguished personnel with proven ability and vision to serve as employees, officers, consultants or members of the board of directors or advisory board of our company and our subsidiaries, and to chart our course towards continued growth and financial success.  Therefore, our board of directors views the 2007 Contingent Plan as a key component of our compensation program.

As discussed above, as of March 27, 2009, under the 1995 Plan, no shares of our common stock remained available for future grants and 310,000 shares of our common stock were reserved for issuance upon the exercise of outstanding options.  As of March 27, 2009, under the 2004 Plan, 93,000 shares of our common stock remained available for future grants and 903,000 shares of our common stock were reserved for issuance upon the exercise of outstanding options.  As of March 27, 2009, under the 2007 Plan, 1,175,000 shares of our common stock remained available for future grants and 825,000 shares of our common stock were allocated to outstanding options. The weighted average exercise price of all options, warrants and rights outstanding as of March 27, 2009 was $0.11 per share.

Summary of the Provisions of the 2007 Contingent Plan

The following summary briefly describes the material features of the 2007 Contingent Plan and is qualified, in its entirety, by the specific language of the 2007 Contingent Plan, a copy of which is attached to this proxy statement as Annex B.

Shares Available

Our board of directors has authorized 7,893,506 shares of our common stock for issuance under the 2007 Contingent Plan.  In the event of any stock dividend, stock split, reverse stock split, share combination, recapitalization, merger, consolidation, spin-off, split-up, reorganization, rights offering, liquidation, or any similar change event of or by our company, appropriate adjustments will be made to the shares subject to the 2007 Contingent Plan and to any outstanding Awards.  Shares available for Awards under the 2007 Contingent Plan may be either newly-issued shares or treasury shares.

In certain circumstances, shares subject to an outstanding Award may again become available for issuance pursuant to other Awards available under the 2007 Contingent Plan.  For example, shares subject to forfeited, terminated, canceled or expired Awards will again become available for future grants under the 2007 Contingent Plan.  In addition, shares subject to an Award that are withheld by us to satisfy tax withholding obligations shall also be made available for future grants under the 2007 Contingent Plan.

Administration

The 2007 Contingent Plan is administered by the stock option committee of our board of directors or such other committee as may be appointed by our board of directors to administer the 2007 Contingent Plan or if such a committee is not appointed or unable to act, then our entire board of directors (the “Committee”).  The Committee will consist of at least two members who are non-employee directors within the meaning of Rule 16b-3 under the Exchange Act.  With respect to the participation of individuals who are subject to Section 16 of the Exchange Act, the 2007 Contingent Plan is administered in compliance with the requirements of Rule 16b-3 under the Exchange Act.  Subject to the provisions of the 2007 Contingent Plan, the Committee determines the persons to whom grants of options, SARs and shares of restricted stock are to be made, the number of shares of common stock to be covered by each grant and all other terms and conditions of the grant.  If an option is granted, the Committee determines whether the option is an incentive stock option or a nonstatutory stock option, the option’s term, vesting and exercisability, the amount and type of consideration to be paid to our company upon the option’s exercise and the other terms and conditions of the grant.  The terms and conditions of restricted stock and SAR Awards are also determined by the Committee.  The Committee has the responsibility to interpret the 2007 Contingent Plan and to make determinations with respect to all Awards granted under the 2007 Contingent Plan.  All determinations of the Committee are final and binding on all persons having an interest in the 2007 Contingent Plan or in any Award made under the 2007 Incentive Plan.  The costs and expenses of administering the 2007 Contingent Plan are borne by our company.

Eligibility

Eligible individuals include our and our subsidiaries’ employees (including our and our subsidiaries’ officers and directors who are also employees) or consultants whose efforts, in the judgment of the Committee, are deemed worthy of encouragement to promote our growth and success.  Non-employee directors of our board of directors are also eligible to participate in the 2007 Contingent Plan.  All eligible individuals may receive one or more Awards under the Plan, upon the terms and conditions set forth in the 2007 Contingent Plan.  Currently, approximately 14 individuals are eligible to receive Awards under the 2007 Contingent Plan.  Of this total, approximately  11 individuals are employees and three individuals are non-employee directors.   There is no assurance that an otherwise eligible individual will be selected by the Committee to receive an Award under the 2007 Contingent Plan.

Because future Awards under the 2007 Contingent Plan will be granted in the discretion of the Committee, the type, number, recipients and other terms of such Awards cannot be determined at this time.  Information regarding our recent practices with respect to annual, long-term and stock-based compensation under other plans and stock options under such plans is presented above in this proxy statement.  See “Executive Compensation” herein and note 10 to our financial statements for the year ended November 30, 2008 in our Annual Report on Form 10-KSB that accompanies this proxy statement.

Stock Options and SARs

Under the 2007 Contingent Plan, the Committee is authorized to grant both stock options and SARs.  Stock options may be either designated as non-qualified stock options or incentive stock options.  Incentive stock options, which are intended to meet the requirements of Section 422 of the Internal Revenue Code such that a participant can receive potentially favorable tax treatment, may only be granted to employees.  Therefore, any stock option granted to consultants and non-employee directors are non-qualified stock options.  The tax treatment of incentive and non-qualified stock options is generally described later in this summary.  SARs may be granted either alone or in tandem with a stock option.  An SAR entitles the participant to receive the excess, if any, of the fair market value of a share on the exercise date over the strike price of the SAR.  This amount is payable in cash, except that the Committee may provide in an Award agreement that benefits may be paid in shares of our common stock.  In general, if a SAR is granted in tandem with an option, the exercise of the option will cancel the SAR, and the exercise of the SAR will cancel the option.  Any shares that are canceled will be made available for future Awards.  The Committee, in its sole discretion, determines the terms and conditions of each stock option and SAR granted under the 2007 Contingent Plan, including the grant date, option or strike price (which, in no event, will be less than the par value of a share), whether a SAR is paid in cash or shares, the term of each option or SAR, exercise conditions and restrictions, conditions of forfeitures, and any other terms, conditions and restrictions consistent with the terms of the 2007 Contingent Plan, all of which will be evidenced in an individual Award agreement between us and the participant.

Certain limitations apply to incentive stock options and SARs granted in tandem with incentive stock options.  The per share exercise price of an incentive stock option may not be less than 100% of the fair market value of a share of our common stock on the date of the option’s grant and the term of any such option shall expire not later than the tenth anniversary of the date of the option’s grant.  In addition, the per share exercise price of any option granted to a person who, at the time of the grant, owns stock possessing more than 10% of the total combined voting power or value of all classes of our stock must be at least 110% of the fair market value of a share of our common stock on the date of grant and such option shall expire not later than the fifth anniversary of the date of the option’s grant.

Options and SARs granted under the 2007 Contingent Plan become exercisable at such times as may be specified by the Committee.  In general, options and SARs granted to participants become exercisable in three equal annual installments, subject to the optionee’s continued employment or service with us.  However, the aggregate value (determined as of the grant date) of the shares subject to incentive stock options that may become exercisable by a participant in any year may not exceed $100,000.  If a SAR is granted in tandem with an option, the SAR will become exercisable at the same time or times as the option becomes exercisable.

The maximum term of options and SARs granted under the 2007 Contingent Plan is ten years.  If any participant terminates employment due to death or disability or retirement, the portion of his or her option or SAR Awards that were exercisable at the time of such termination may be exercised for one year from the date of termination.  In the case of any other termination, the portion of his or her option or SAR Awards that were exercisable at the time of such termination may be exercised for three months from the date of termination.  However, if the remainder of the option or SAR term is shorter than the applicable post-termination exercise period, the participant’s rights to exercise the option or SAR will expire at the end of the term.  In addition, if a participant’s service terminates due to cause, all rights under an option or SAR will immediately expire, including rights to the exercisable portion of the option or SAR.  Shares attributable to an option or SAR that expire without being exercised will be forfeited by the participant and will again be available for Award under the 2007 Contingent Plan.

Unless limited by the Committee in an Award agreement, payment for shares purchased pursuant to an option exercise may be made (i) in cash, check or wire transfer, (ii) subject to the Committee’s approval, in shares already owned by the participant (including restricted shares held by the participant at least six months prior to the exercise of the option) valued at their fair market value on the date of exercise, or (iii) through broker-assisted cashless exercise procedures.

Restricted Stock

Under the 2007 Contingent, the Committee is also authorized to make Awards of restricted stock.  A restricted stock Award entitles the Plan participant to all of the rights of a shareholder of our company, including the right to vote the shares and the right to receive any dividends.  However, the Committee may require the payment of cash dividends to be deferred and if the Committee so determines, re-invested in additional shares of restricted stock.  Before the end of a restricted period and/or lapse of other restrictions established by the Committee, shares received as restricted stock shall contain a legend restricting their transfer, and may be forfeited (i) in the event of termination of employment, (ii) if our company or the participant does not achieve specified performance goals after the grant date and before the participant’s termination of employment or (iii) upon the failure to achieve other conditions set forth in the Award agreement.

An Award of restricted stock will be evidenced by a written agreement between us and the participant.  The Award agreement will specify the number of shares of our common stock subject to the Award, the nature and/or length of the restrictions, the conditions that will result in the automatic and complete forfeiture of the shares and the time and manner in which the restrictions will lapse, subject to the Award holder’s continued employment by us, and any other terms and conditions the Committee shall impose consistent with the provisions of the 2007 Contingent Plan.  The Committee also determines the amount, if any, that the participant shall pay for the shares of restricted stock.  However, the participant must be required to pay at least the par value for each share of restricted stock.  Upon the lapse of the restrictions, any legends on the shares of our common stock subject to the Award will be re-issued to the participant without such legend.

Unless the Committee determines otherwise in the Award or other agreement, if a participant terminates employment for any reason, all rights to restricted stock that are then forfeitable will be forfeited.  Restricted stock that is forfeited by the participant will again be available for Award under the 2007 Contingent Plan.

Fair Market Value

Under the 2007 Contingent Plan, fair market value means the fair market value of the shares based upon the closing selling price of a share of our common stock as quoted on any national securities exchange or the OTC Bulletin Board on the relevant date.  If there is no closing selling price on the relevant date, then the fair market value shall mean the closing selling price on the last preceding date for which such quotation exists.  If shares are not readily tradable on a national securities exchange or other market system, fair market value means an amount determined in good faith by the Committee to be the fair market value of the shares.

Transferability Restrictions

Generally and unless otherwise provided in an Award agreement, shares or rights subject to an Award cannot be assigned or transferred other than by will or by the laws of descent and distribution and Awards may be exercised during the participant’s lifetime only by the participant or his or her guardian or legal representative.  However, a participant may, if permitted by the Committee, in its sole discretion, transfer an Award, or any portion thereof, to one or more of the participant’s spouse, children or grandchildren, or may designate in writing a beneficiary to exercise an Award after his or her death.

Termination or Amendment of the 2007 Contingent Plan

Unless sooner terminated, no Awards may be granted under the 2007 Contingent Plan after November 16, 2017.  Our board of directors may amend or terminate the 2007 Contingent Plan at any time, but our board of directors may not, without shareholder approval, amend the 2007 Contingent Plan to increase the total number of shares of our common stock reserved for issuance of Awards.  In addition, any amendment or modification of the 2007 Contingent Plan shall be subject to shareholder approval as required by any securities exchange on which our common stock is listed.  No amendment or termination may deprive any participant of any rights under Awards previously made under the 2007 Contingent Plan.

Summary of Federal Income Tax Consequences of the 2007 Contingent Plan

The following summary is intended only as a general guide as to the federal income tax consequences under current law with respect to participation in the 2007 Contingent Plan and does not attempt to describe all possible federal or other tax consequences of such participation.  Furthermore, the tax consequences of awards made under the 2007 Contingent Plan are complex and subject to change, and a taxpayer’s particular situation may be such that some variation of the described rules is applicable.

Options and SARs

There are three points in time when a participant and our company could potentially incur federal income tax consequences: date of grant, upon exercise and upon disposition.  First, when an option or a SAR is granted to a participant, the participant does not recognize any income for federal income tax purposes on the date of grant.  We similarly do not have any federal income tax consequences at the date of grant.  Second, depending upon the type of option, the exercise of an option may or may not result in the recognition of income for federal income tax purposes.  With respect to an incentive stock option, a participant will not recognize any ordinary income upon the option’s exercise (except that the alternative minimum tax may apply).  However, a participant will generally recognize ordinary income upon the exercise of a non-qualified stock option.  In this case, the participant will recognize income equal to the difference between the option price and the fair market value of shares purchased pursuant to the option on the date of exercise.  With respect to the exercise of a SAR, the participant must generally recognize ordinary income equal to the cash received (or, if applicable, value of the shares received).

Incentive stock options are subject to certain holding requirements before a participant can dispose of the shares purchased pursuant to the exercise of the option and receive capital gains treatment on any income realized from the exercise of the option.  Satisfaction of the holding periods determines the tax treatment of any income realized upon exercise.  If a participant disposes of shares acquired upon exercise of an incentive stock option before the end of the applicable holding periods (called a “disqualifying disposition”), the participant must generally recognize ordinary income equal to the lesser of (i) the fair market value of the shares at the date of exercise of the incentive stock option minus the exercise price or (ii) the amount realized upon the disposition of the shares minus the exercise price.  Any excess of the fair market value on the date of such disposition over the fair market value on the date of exercise must be recognized as capital gains by the participant.  If a participant disposes of shares acquired upon the exercise of an incentive stock option after the applicable holding periods have expired, such disposition generally will result in long-term capital gain or loss measured by the difference between the sale price and the participant’s tax “basis” in such shares (generally, in such case, the tax “basis” is the exercise price).

Generally, we will be entitled to a tax deduction in an amount equal to the amount recognized as ordinary income by the participant in connection with the exercise of options and SARs.  However, we are generally not entitled to a tax deduction relating to amounts that represent capital gains to a participant.  Accordingly, if the participant satisfies the requisite holding period with respect to an incentive stock option before disposition to receive the favorable tax treatment accorded incentive stock options, we will not be entitled to any tax deduction with respect to an incentive stock option.  In the event the participant has a disqualifying disposition with respect to an incentive stock option, we will be entitled to a tax deduction in an amount equal to the amount that the participant recognized as ordinary income.

Restricted Stock Awards

A participant will not be required to recognize any income for federal income tax purposes upon the grant of shares of restricted stock.  With respect to Awards involving shares or other property, such as restricted stock Awards, that contain restrictions as to their transferability and are subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the fair market value of the shares or other property received at the time the shares or other property become transferable or are no longer subject to a substantial risk of forfeiture, whichever occurs first.  We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant.  A participant may elect to be taxed at the time he or she receives shares (e.g., restricted stock) or other property rather than upon the lapse of transferability restrictions or the substantial risk of forfeiture.  However, if the participant subsequently forfeits such shares he or she would not be entitled to any tax deduction or, to recognize a loss, for the value of the shares or property on which he or she previously paid tax.  Alternatively, if an Award that results in a transfer to the participant of cash, shares or other property does not contain any restrictions as to their transferability and is not subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the cash or the fair market value of shares or other property actually received.  We generally will be entitled to a deduction for the same amount.

Vote Required

Assuming a quorum is present, the affirmative vote of a majority of the votes cast at the annual meeting of shareholders, either in person or by proxy, is required for approval of this proposal.

Our board of directors recommends a vote FOR approval of the proposed adoption of our 2007 Contingent Plan.

PROPOSAL TO AMEND OUR CERTIFICATE OF INCORPORATION
TO INCREASE AUTHORIZED SHARES OF COMMON STOCK
(Proxy Item 4)

Our board of directors has proposed an amendment to Article FOURTH of our Certificate of Incorporation.  This amendment would increase the total number of shares of capital stock that we are authorized to issue to two hundred fifty-one million (251,000,000), of which two hundred-fifty million (250,000,000) shall be common stock, par value $.10 per share, and one million (1,000,000) shall be preferred stock, par value $.10 per share.   No increase in the authorized number of shares of preferred stock is requested.

Purpose of Increasing Number of Authorized shares of Common Stock

We have a total of 26,026,172 shares of common stock outstanding and no shares of preferred stock outstanding.  We also have outstanding warrants to purchase an aggregate of 165,069,808 shares of common stock and shares reserved under option plans for directors, officers, consultants and employees to purchase an aggregate of 18,643,506 shares of common stock.  We therefore need to increase our authorized shares of common stock above the current amount of 150,000,000 shares in order to fulfill our outstanding obligations.  Furthermore, our lending agreement with our primary lender requires that we increase our authorized shares of common stock to 250,000,000 shares by May 15, 2009.  If we are not in compliance with this lending requirement by May 15, 2009, our lender could declare a default on our promissory notes and require that we pay such notes immediately.  We do not have the cash or cash availability under our credit facilities required to  repay in full the amounts borrowed from our primary lender.  If this proposal to increase our authorized shares does not pass, we will be at risk that our primary lender will put us in default, charge us interest at default interest rates and possibly seize and sell our assets.

On February 18, 2009, we issued to Valens Offshore SPV II, Corp. and Valens U.S. SPV I, LLC. (the “Lenders”) two secured term notes in the aggregate principal amount of $600,000 and common stock purchase warrants that allow the Lenders to purchase up to 26,500,000 shares of our common stock.  In conjunction with the issuance of the secured term notes, we agreed, among other things, that by April 15, 2009 we would file with the Securities and Exchange Commission a proxy statement for a stockholder meeting to increase our authorized shares of common stock from 150,00,000 shares to 250,000,000 shares and that by May 15, 2009, we would provide evidence to an agent of the Lenders that such increase in our authorized shares had taken place.

Since November 30, 2005, we have completed six financings with the Lenders and their affiliates pursuant to which we have borrowed an aggregate of $11,100,192 under a series of promissory notes that bear interest at rates of interest ranging from 5.25% to 20% per annum and mature on September 28, 2010.  All such promissory notes are secured by substantially all of our assets.  Our failure to obtain approval to increase our authorized shares of common stock to 250,000,000 shares would create a default under such promissory notes, which may cause the entire $11,100,193 aggregate principal amount of such promissory notes, plus all accrued interest thereon, to become due and payable.

In connection with the issuance of such promissory notes, and the issuance of certain other promissory notes that have since been repaid, amended or retired, we issued to the Lenders or their affiliates the following common stock purchase warrants:

•	A warrant dated February 8, 2005 to purchase up to 264,550 shares of common stock for $.72 per share that expires on February 8, 2012;
•	A warrant dated February 8, 2005 to purchase up to 264,550 shares of common stock for $.79 per share that expires on February 8, 2012;
•	A warrant dated February 8, 2005 to purchase up to 264,550 shares of common stock for $.95 per share that expires on February 8, 2012;
•	A warrant dated November 30, 2005 to purchase up to 1,202,976 shares of common stock for $.10 per share that expires on November 30, 2020;
•	A warrant dated May 31, 2006 to purchase up to 3,359,856 shares of common stock for $.10 per share that expires on May 31, 2020;
•	A warrant dated April 16, 2007 to purchase up to 1,200,000 shares of common stock for $.10 per share that expires on April 16, 2014;
•	Six warrants dated September 28, 2007 to purchase in the aggregate up to 126,296,091 shares of common stock for $.10 per share that expire on September 28, 2022; and
•	Two warrants dated February 18, 2009 to purchase in the aggregate up to 26,500,000 shares of common stock for $.10 per share that expire on February 18, 2019

As a result of such warrant issuances, the Lenders and their affiliates are holding common stock purchase warrants that allow them to purchase up to 159,352,573 shares of our common stock, or approximately 80% of our outstanding shares on a fully-diluted basis, subject to certain exercise limitations that generally preclude such entities from exercising warrants in an amount that will cause such entities and their affiliates to beneficially own in excess of 9.99% of our common stock.

Except as disclosed herein, we have no plans, proposals or arrangements, written or otherwise, to issue any shares of our common stock.

General Corporate Purposes

In additional to the reasons set forth above, the board of directors believes that the proposed increase is desirable so that, as the need may arise, we will have more financial flexibility and be able to issue additional shares of common stock without the expense and delay associated with a special shareholders’ meeting, except where shareholder approval is required by applicable law or stock exchange regulations.  The additional shares of common stock might be used, for example, in connection with an expansion of our business through investments or acquisitions, sold in a financing transaction or issued under an employee stock option, savings or other benefit plan or in a stock split or dividend to shareholders.  The board of directors does not intend to issue any shares except on terms that it considers to be in the best interests of the company and its shareholders.

The additional shares of common stock for which authorization is sought would be a part of the existing class of common stock.  If and when issued, these shares would have the same rights and privileges as the shares of common stock presently outstanding.  No holder of common stock has any preemptive rights to acquire additional shares of the common stock.

The issuance of additional shares could reduce existing shareholders’ percentage ownership and voting power in our company and, depending on the transaction in which they are issued, could affect the per share book value or other per share financial measures.

Although the proposed amendment is not intended to be an anti-takeover measure, shareholders should note that, under certain circumstances, the additional shares of common stock could be used to make any attempt to gain control of our company or the board of directors more difficult or time-consuming.  Any of the additional shares of common stock could be privately placed with purchasers who might side with the board of directors in opposing a hostile takeover bid.  It is possible that such shares could be sold with or without an option, on our part, to repurchase such shares, or on the part of the purchaser, to put such shares to us.

The amendment to increase the authorized shares of common stock might be considered to have the effect of discouraging an attempt by another person or entity, through the acquisition of a substantial number of shares of our capital stock, to acquire control of us, since the issuance of the additional shares of common stock could be used to dilute the stock ownership of a person or entity seeking to obtain control and to increase the cost to a person or entity seeking to acquire a majority of the voting power of our company.  If so used, the effect of the additional authorized shares of common stock might be (i) to deprive shareholders of an opportunity to sell their stock at a temporarily higher price as a result of a tender offer or the purchase of shares by a person or entity seeking to obtain control of us or (ii) to assist incumbent management in retaining its present position.

Text of Proposed Amendment

The first paragraph of Article FOURTH of our Certificate of Incorporation is proposed to be amended to read as follows:

“FOURTH:  A.  Authorized Shares.  The total number of shares of all classes of capital stock which the Company shall have the authority to issue is two hundred fifty-one million (251,000,000), of which two hundred-fifty million (250,000,000) shall be common stock, par value $.10 per share, and one million (1,000,000) shall be preferred stock, par value $.10 per share.”

A copy of the foregoing proposed amendment is attached to this proxy statement as Annex C and is marked to show changes from our current Certificate of Incorporation.

Vote Required for Approval

The proposed amendment to the Certificate of Incorporation to increase the total number of shares of capital stock that we are authorized to issue will become effective only upon approval by the holders of a majority of the outstanding shares of common stock and the filing of a Certificate of Amendment to the Certificate of Incorporation with the Secretary of the State of New York, which filing is expected to take place shortly after the annual meeting.  If this proposed amendment is not approved by the shareholders, then the language pertaining to this Proxy Item 4 will not be included in the Certificate of Amendment filed with the Secretary of the State of New York.

Our board of directors recommends that the shareholders vote FOR adoption of the proposed amendment to our Certificate of Incorporation.

PROPOSAL TO AMEND OUR CERTIFICATE OF INCORPORATION
TO EFFECT A REVERSE STOCK SPLIT OF UP TO TEN-FOR-ONE
(Proxy Item 5)

Our board of directors has proposed an amendment to our Certificate of Incorporation to reverse split our common stock as a means of increasing the share price of our common stock.  This amendment would decrease the total number of shares of capital stock outstanding at a ratio of not less than 1-for-2 and not more than 1-for-10, and authorize the Board of Directors to file such amendment, in its sole discretion, at any time prior to the next annual meeting of shareholders of our Company to be held after the close of the 2009 fiscal year.

Purpose of effectuating a reverse split of shares of common stock

We have a total of 26,326,172 shares of common stock outstanding and no shares of preferred stock outstanding.  Our stock has traded at a price of less than one dollar for several years.  Our board of directors believes that we should obtain the right to implement a reverse stock split to enhance the desirability and marketability of our common stock to the financial community and the investing public.  On a fully-diluted basis, which assumes that all options and warrants that have been issued or reserved for under an option plan are exercised, we have 209,739,486 shares of common stock outstanding.  If the board decides to implement a 1-for-10 reverse split, then the total outstanding shares on a fully-diluted basis would be 20,973,949.

The Reverse Stock Split

Our board of directors has considered and approved a reverse stock split of up to 1-for-10 as a means of increasing the share price of our common stock above  $1.00.  Certain members of our board of directors have expressed reservations about implementing the proposed reverse stock split because of the mixed history such actions have had on companies in similar circumstances.  Post reverse split, an issuer's stock price may decline, which would reduce substantially the overall market capitalization of such issuer, as opposed to a similar price decline prior to such reverse stock split. Nonetheless, our board of directors believes that a reverse stock split, if the board, upon approval by the shareholders, chooses to implement such an action, would be in the best interests of our Company and its shareholders.  As an example, the board may choose to implement a reverse split if we have earnings or if we have a significant financing opportunity that requires such action.

Our board of directors, recognizing that amending our Certificate of Incorporation to provide for a reverse stock split requires the approval of shareholders and that some shareholders may have a different view of the necessity for maintaining a higher share price and fewer outstanding shares, in March 2009, adopted resolutions, subject to approval by our shareholders, to amend the Certificate of Incorporation to: (i) effect a stock combination of up to ten-for-one, or reverse stock split, of the outstanding shares of common stock, and (ii) provide for rounding up fractional shares to the nearest whole share.  The reverse split will not change the number of authorized shares of common stock or preferred stock or the par value of our common stock or preferred stock.

If the reverse split is approved, our board of directors will have authority, without further shareholder approval, to effect the reverse split pursuant to which up to ten shares of common stock owned by a shareholder  (the "old shares") would be exchanged for one new share (the "new shares").  The number of old shares for which each new share is to be exchanged is referred to as the "exchange number". The reverse split will be effected simultaneously for all shares of common stock and the exchange number will be the same for all shares of common stock.  Upon effectiveness of the reverse split, each option or warrant right for common stock would entitle the holder to acquire a number of shares equal to the number of shares which the holder was entitled to acquire prior to the reverse split divided by the exchange number at the exercise price in effect immediately prior to the reverse split, multiplied by the exchange number.

Our board of directors will have the authority to determine the exact timing of the effective date and the exchange number (up to ten old shares for one new share) of the reverse split, without further shareholder approval.  Such timing will be determined in the judgment of our board of directors, with the intention of maximizing our ability to enhance shareholder value by attracting new investors, customers and strategic stakeholders.

Our board of directors also reserves the right, notwithstanding shareholder approval and without further action by the shareholders, not to proceed with the reverse split, if, at any time prior to filing the amendment to the Certificate of Incorporation with the Secretary of State of the State of New York, our board of directors, in its sole discretion, determines that the reverse split is no longer in the best interests of our Company and its shareholders.  Our board of directors may consider a variety of factors in determining whether or not to implement the reverse split including, but not limited to,

o	overall trends in the stock market;

o	recent changes and anticipated trends in the per share market price of our common stock, business and transactional developments;

o	our Company's actual and projected financial performance; and

o	our Company's anticipated merger with another entity.

Our board of directors believes that the market price of the common stock does not accurately reflect the prospects for our Company based upon recent developments in its operations that will help our Company reach profitability, including our Company’s ability to send telephone calls over the data side of mobile telephone networks.  The ability to provide this service at a carrier-grade level is very complex and we believe our ability to provide such services cannot be easily replicated by other Internet telephony providers.

The reverse split will not change the proportionate equity interests of our Company's shareholders, nor will the respective voting rights and other rights of shareholders be altered, except for possible immaterial changes due to our rounding of fractional shares as described above. The common stock issued pursuant to the reverse split will remain fully paid and non-assessable.  We will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended.

Purposes of the Reverse Stock Split

Our Board of Directors believes that the reverse stock split would be beneficial for the following reasons:

•
Increased, more attractive share price. The anticipated increase in our stock price resulting from the reverse stock split could return our stock price to a level that we believe is more consistent with widely held companies. A higher stock price should be well-received by our customers and potential customers, who expect our stock price to be in line with those of other telecom entities. A higher stock price may also meet investing guidelines for certain institutional investors and investment funds that are currently prevented under their guidelines from investing in our stock at its current price levels.

•
Reduced stockholder transaction costs. Certain investors pay commissions based on the number of shares traded when they buy or sell our stock. If our stock price were higher, these investors would pay lower commissions to trade a fixed dollar amount of our stock than they would if our stock price were lower.

•
Increased earnings visibility. A decrease in our outstanding shares would result in increased visibility for our earnings per share and changes in our earnings per share. For example, if our fully-diluted weighted average number of shares outstanding was 200,000,000, each $2,000,000 of net income would result in $0.01 of earnings per share and additional net income of less than $1,000,000 would result in no change in earnings per share, as a result of rounding. If we implemented the reverse stock split and reduced the fully-diluted weighted average number of shares outstanding to 20,000,000, smaller changes in net income would be reflected in earnings per share, because each $200,000 of net income would result in $0.01 of earnings per share.

The following tables illustrate the principal effects of the reverse split on the Common Stock, assuming that Item 4 above is approved by the shareholders, to increase our authorized shares to 250,000,000:

	Prior to Reverse	After Reverse
	Stock Split	Stock Split

Number of shares of Common Stock:

Authorized	250,000,000	250,000,000
Outstanding(1)	26,326,172	2,632,617
Available for future issuance(2)	223,673,828	247,367,383

Financial Data(3):
Shareholders' Equity:

Preferred stock	$-	$-
Common stock	2,602,617	260,262
Capital in excess of par value	28,461,538	30,803,893
Accumulated deficit	(41,929,608)	(41,929,608)
Accumulated other comprehensive loss	(2,616)	(2,616)
Total shareholders' equity deficiency	(10,868,069)	(10,868,069)

	Prior to Reverse	After Reverse
	Stock Split	Stock Split
Net (loss) per share:
Year ended November 30, 2000	$(0.21)	$(0.02)
Book value per common share	(0.41)	(4.13)

(1)  Gives  effect to a 10-for-1 reverse  split as if it  occurred on the record  date, subject to further adjustment.

(2)  Upon effectiveness of the reverse split, the number of authorized shares of Common  Stock  that  are not  issued  or  outstanding  would  increase,  as reflected  in this table.  Although this increase could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances which would dilute the stock ownership of a person seeking to effect a change in the composition of the Board of Directors of the Company or contemplating a tender offer or other transaction for the combination of the Company with another entity), the reverse split proposal is not being proposed in response to any effort of which the Company is aware to accumulate shares of Common Stock or obtain control of the Company,  nor is it part of a plan by management to recommend a series of similar amendments to the Board of Directors and shareholders.  Other than the proposals in this proxy, the Board does not currently contemplate recommending the adoption of any other amendments to the Company's Certificate of Incorporation that could be construed to affect the ability of third parties to take over or change control of the Company.

(3)  Balance sheet data gives effect to the reverse split as if it occurred on November 30, 2008, subject to further adjustment.

Shareholders should recognize that if the reverse split is effectuated they will own a fewer number of shares than they presently own, equal to the number of shares owned immediately prior to the filing of the amendment divided by the exchange number. While the Company expects that the reverse split will result in an increase in the market price of the Common Stock, there can be no assurance that the reverse split will increase the market price of the Common Stock by a multiple equal to the exchange number or result in the permanent increase in the market price, which is dependent upon many factors, including the Company's performance and prospects.  Also, should the market price of the Common Stock decline, the percentage decline as an absolute number and as a percentage of the Company's overall market capitalization may be greater than would pertain in the absence of a reverse split.  Furthermore, the possibility exists that liquidity in the market price of the Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse split.  In addition, the reverse split will increase the number of the Company's shareholders who own odd lots, that is, less than 100 shares.  Shareholders who hold odd lots typically will experience an increase in the cost of selling their shares,  s well as possible greater difficulty in effecting such sales.  Consequently, there can be no assurance that the reverse split will achieve the desired results that have been outlined above.

Procedure for Effecting the Reverse Split and Exchange of Stock Certificates

If the amendment is approved by shareholders, and if the Board of Directors still believes that the reverse split is in the best interests of the Company and its shareholders, the Company will file the amendment to the Certificate of Incorporation with the Secretary of State of the State of New York at such time as the Board has determined the appropriate effective time for such split.  The reverse split will become effective on the date of filing the amendment  (the "effective   date").   Beginning on the effective date, each   certificate representing old shares will be deemed for all corporate purposes to evidence ownership of new shares.

As soon as practicable after the effective date, shareholders will be notified that the reverse split has been effected.  The Company's transfer agent will act as exchange agent for the reverse split for purposes of implementing the exchange of stock certificates.  Holders of old shares will be asked to surrender to the exchange agent certificates representing old shares in exchange for certificates representing new shares in accordance with the procedures to be set forth in a letter of transmittal to be sent by the Company.  No new certificates will be issued to a shareholder until such shareholder has surrendered such shareholder's outstanding certificate(s), together with the properly completed and executed letter of transmittal to the exchange agent. Shareholders should not destroy any stock certificate and should not submit any certificates until requested to do so.

Fractional Shares

No scrip or fractional certificates will be issued in connection with the reverse split.   Shareholders who otherwise would be entitled to receive fractional shares because they hold a number of old shares not evenly divisible by the exchange number,  will be entitled,  upon surrender to the exchange agent of certificates  representing  such shares, to receive one whole share of common stock in lieu of a fractional share.

Dissenters' Rights

Under New York law, shareholders are not entitled to dissenter's rights with respect to the proposed amendment.

Federal Income Tax Consequences of the Reverse Split

The following is a summary of certain material federal income tax consequences of the reverse split, and does not purport to be complete.  It does not discuss any state, local, foreign or minimum income or other U.S. federal tax consequences. Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities.  The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the old shares were, and the new shares will be, held as a "capital asset," as defined in the Internal Revenue Code of 1986, as amended, generally, property held for investment.  The tax treatment of a shareholder may vary depending upon the particular facts and circumstances of such shareholder.  EACH SHAREHOLDER SHOULD CONSULT WITH SUCH SHAREHOLDER'S OWN TAX ADVISOR WITH RESPECT TO THE CONSEQUENCES OF THE REVERSE SPLIT.

No gain or loss should be recognized by a shareholder of the Company upon such shareholder's exchange of old shares for new shares pursuant to the reverse split.  The aggregate tax basis of the new shares received in the reverse split, including any fraction of a new share deemed to have been received, will be the same as the shareholder's aggregate tax basis in the old shares exchanged therefor.  The shareholder's holding period for the new shares will include the period during which the shareholder held the old shares surrendered in the reverse split.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(Proxy Item 6)

Nussbaum Yates Berg Klein & Wolpow, LLP (“Nussbaum”), is serving as our independent registered public accounting firm for the fiscal year ended November 30, 2008 and has been appointed by our board of directors to continue as our independent auditors for the fiscal year ending November 30, 2009.  In the event that ratification of this appointment of independent auditors is not approved by the affirmative vote of a majority of votes cast on the matter, the appointment of independent auditors will be reconsidered by our board of directors. Unless marked to the contrary, proxies received will be voted for ratification of the appointment of Nussbaum as our independent auditors for the fiscal year ending November 30, 2009.

A representative of Nussbaum is expected to attend the annual meeting, and such representative will have the opportunity to make a statement if he so desires and will be available to respond to appropriate questions from shareholders.

Your ratification of the appointment of Nussbaum as our independent registered public accounting firm for the fiscal year ending November 30, 2009 does not preclude our board of directors from terminating its engagement of Nussbaum and retaining a new independent registered public accounting firm, if it determines that such an action would be in our best interests.

Audit Fees

Audit Fees

The aggregate fees billed by Nussbaum for professional services rendered for the audit of our annual financial statements for the last two fiscal years and for the reviews of the financial statements included in our Quarterly Reports on Form 10-QSB during the last two fiscal years was $105,000 and $123,310, respectively.

Audit-Related Fees

We did not engage our independent registered public accounting firm to provide assurance or related services during the last two fiscal years.

Tax Fees

The aggregate fees billed by our independent registered public accounting firm for tax compliance, tax advice and tax planning services rendered to us during the last two fiscal years was $20,000 and $20,000 respectively.

All Other Fees

Other fees paid to our independent registered public accounting firm in fiscal 2008 amounted to $7,885.  We did not engage our independent registered public accounting firm to render services to us during fiscal 2007, other than as reported above.

Pre-Approval Policies and Procedures

Our board of directors has the sole authority to appoint or replace our independent registered public accounting firm. Our board is directly responsible for the compensation and oversight of the work of our independent registered public accounting firm (including resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. Our independent registered public accounting firm is engaged by, and reports directly to, our Board.

Our board of directors pre-approves all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for us by our independent registered public accounting firm, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, all of which are approved by our board prior to the completion of the audit. In the event pre-approval for such auditing services and permitted non-audit services cannot be obtained as a result of inherent time constraints in the matter for which such services are required, our Chairman of the Board may pre-approve such services, and will report for ratification such pre-approval to our board of directors at its next scheduled meeting. Our board has complied with the procedures set forth above and all services reported above were approved in accordance with such procedures.

Vote Required and Board of Directors' Recommendation

Assuming a quorum is present, the affirmative vote of a majority of the votes cast at the annual meeting of shareholders, by the shareholders entitled to vote at the annual meeting of shareholders, either in person or by proxy, is required for approval of this proposal.

Our board of directors recommends a vote FOR ratification of the appointment of Nussbaum as our independent registered public accounting firm for the fiscal year ending November 30, 2009.

SHAREHOLDER PROPOSALS

Proposals of shareholders intended for presentation at our 2009 annual meeting of shareholders and intended to be included in our proxy statement and form of proxy relating to that meeting must be received at our executive offices by January 8, 2010 and comply with the requirements of Rule 14a-8(e) promulgated under the Securities Exchange Act of 1934.

OTHER BUSINESS

Other than as described above, our board of directors knows of no matters to be presented at the annual meeting, but it is intended that the persons named in the proxy will vote your shares according to their best judgment if any matters not included in this proxy statement do properly come before the meeting or any adjournment thereof.

ANNUAL REPORT

Our Annual Report on Form 10-KSB for the year ended November 30, 2008, including financial statements, is being mailed with this proxy statement.  If, for any reason, you do not receive your copy of the Annual Report, please contact Mr. Paul H. Riss, Chief Executive Officer, Pervasip Corp., 75 South Broadway, Suite 400, White Plains, New York 10601, and another will be sent to you.

By Order of the Board of Directors,

Paul H. Riss
Chairman of the Board
Dated:	April __, 2008
White Plains, New York

ANNEX A

PERVASIP CORP.
2009 EQUITY INCENTIVE PLAN

This Pervasip Corp. 2009 Equity Incentive Plan (the “Plan”) is established by Pervasip Corp., a New York corporation (the “Company”), effective as of February 27, 2009 (the “Effective Date”).  Capitalized terms not otherwise defined shall have the meanings set forth in Section 25.

1.           Purpose.  The Plan is intended to provide qualifying Employees (including officers and Directors), Independent Directors and Consultants with equity ownership in the Company, thereby strengthening their commitment to the success of the Company, promoting the identity of interests between the Company’s shareholders and such Employees, Independent Directors and Consultants and stimulating their efforts on behalf of the Company, and to assist the Company in attracting and retaining talented personnel.

2.           Scope of the Plan.  Subject to adjustment in accordance with Section 20, the total number of Shares for which grants under the Plan shall be available is 5,000,000.  If any Shares subject to any Award granted hereunder are forfeited or such Award otherwise terminates without the issuance of such Shares or for other consideration in lieu of such Shares, the Shares subject to such Award, to the extent of any such forfeiture or termination, shall again be available for grant under the Plan.  Shares awarded under the Plan may be treasury shares or newly-issued shares.

3.           Administration.

(a)           The Plan shall be administered by a Committee which shall consist of at least two or more members of the Board, all of whom, so long as the Company remains a Public Company, shall qualify as “non-employee directors” under Section (b)(3)(i) of Rule 16b-3.  The number of members of the Committee may from time to time be increased or decreased, and so long as the Company remains a Public Company, shall be subject to such conditions, as the Board deems appropriate to permit transactions in Shares pursuant to the Plan to satisfy such conditions of Rule 16b-3 as then in effect.

(b)           Subject to the express provisions of the Plan, the Committee has full and final authority and discretion as follows:

(i)           to determine when and to whom Awards should be granted and the terms, conditions and restrictions applicable to each Award, including, without limitation, (A) the exercise price of the Award, (B) the method of payment for Shares purchased upon the exercise of the Award, (C) the method of satisfaction of any tax withholding obligation arising in connection with the Award, (D) the timing, terms and conditions of the exercisability of the Award or the vesting of any Shares acquired upon the exercise thereof, (E) the time of the expiration of the vesting of any Shares acquired upon the exercise thereof, (F) the effect of the Grantee’s termination of employment or service with the Company on any of the foregoing, (G) all other terms, conditions and restrictions applicable to the Award or such Shares not inconsistent with the terms of the Plan, (H) the benefit payable under any SAR or Performance Share, and (I) whether or not specific Awards shall be identified with other specific Awards, and if so whether they shall be exercisable cumulatively with, or alternatively to, such other specific Awards;

(ii)           to determine the amount, if any, that a Grantee shall pay for Restricted Shares, whether to permit or require the payment of cash dividends thereon to be deferred and the terms related thereto, when Restricted Shares (including Restricted Shares acquired upon the exercise of any Award) shall be forfeited and whether such Shares shall be held in escrow;

(iii)           to interpret the Plan and to make all determinations necessary or advisable for the administration of the Plan;

(iv)           to make, amend and rescind rules, guidelines and policies relating to the Plan, or to adopt supplements to, or alternative versions of, the Plan, including, without limitation, rules with respect to the exercisability and forfeitability of Awards upon the termination of employment or service of a Grantee;

(v)           to determine the terms, conditions and restrictions of all Award Agreements (which need not be identical) and, with the consent of the Grantee, to amend any such Award Agreement at any time, among other things, to permit transfers of such Awards to the extent permitted by the Plan, except that the consent of the Grantee shall not be required for any amendment which (A) does not adversely affect the rights of the Grantee or (B) is necessary or advisable (as determined by the Committee) to carry out the purpose of the Award as a result of any change in applicable law;

(vi)           to cancel, with the consent of the Grantee, outstanding Awards and to grant new Awards in substitution therefor;

(vii)           to accelerate the exercisability of, and to accelerate or waive any or all of the terms, conditions and restrictions applicable to, any Award or any group of Awards for any reason and at any time, including in connection with a termination of employment (other than for Cause);

(viii)           subject to Section 6(c), to extend the time during which any Award or group of Awards may be exercised;

(ix)           to make such adjustments or modifications to Awards to Grantees working outside the United States as are advisable to fulfill the purposes of the Plan;

(x)           to impose such additional terms, conditions and restrictions upon the grant, exercise or retention of Awards as the Committee may, before or concurrent with the grant thereof, deem appropriate; and

(xi)           to take any other action with respect to any matters relating to the Plan for which it is responsible.

The determination of the Committee on all matters relating to the Plan or any Award Agreement shall be final.

4.           Indemnification and Reimbursement.  Service as a member of the Committee or any other duly appointed subcommittee shall constitute service as a Board member, and such members shall accordingly be entitled to full indemnification and reimbursement as Board members for their service as members of the Committee or any other duly appointed subcommittee.  No Committee or other duly appointed subcommittee member shall be liable for any act or omission made in good faith with respect to the Plan or any Award granted under the Plan.

5.           Eligibility.  The Committee may, in its discretion, grant Awards to any Eligible Person, whether or not he or she has previously received an Award, except in the case of an ISO, which can only be granted to an Employee of the Company or any Subsidiary.

6.           Conditions to Grants.

(a)           General Conditions.  Awards shall be evidenced by written Award Agreements specifying the number of Shares covered thereby, in such form as the Committee shall from time to time establish.  Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

(i)           The Grant Date of an Award shall be the date on which the Committee grants the Award or such later date as specified in advance by the Committee;

(ii)           In the case of an Award of options, the Option Term shall under no circumstances extend more than ten (10) years after the Grant Date and shall be subject to earlier termination as herein provided; and

(iii)           Any terms and conditions of an Award not set forth in the Plan shall be set forth in the Award Agreement related to that Award.

(b)           Grant of Options.  No later than the Grant Date of any option, the Committee shall determine the Option Price of such option.  Subject to Section 6(c), the Option Price of an option may be the Fair Market Value of a Share on the Grant Date or may be less than or more than that Fair Market Value.  An option shall be exercisable for unrestricted Shares, unless the Award Agreement provides that it is exercisable for Restricted Shares.

(c)           Grant of ISOs.  At the time of the grant of any option, the Committee may, in its discretion, designate that such option shall be made subject to additional restrictions to permit the option to qualify as an “incentive stock option” under the requirements of Section 422 of the Code.  Any option designated as an ISO:

(i)           shall have an Option Price that is not less than the Fair Market Value of a Share on the Grant Date and, if granted to a Ten Percent Owner, have an Option Price that is not less than 110% of the Fair Market Value of a Share on the Grant Date;

(ii)           shall be for a period of not more than ten (10) years and, if granted to a Ten Percent Owner, not more than five (5) years, from the Grant Date and shall be subject to earlier termination as provided herein or in the applicable Award Agreement;

(iii)           shall meet the limitations of this subparagraph 6(c)(iii).  If the aggregate Fair Market Value of Shares with respect to which ISOs first become exercisable by a Grantee in any calendar year exceeds the limit determined in accordance with the provisions of Section 422 of the Code (the “Limit”) taking into account Shares subject to all ISOs granted by the Company that are held by the Grantee, the excess will be treated as nonqualified options.  To determine whether the Limit is exceeded, the Fair Market Value of Shares subject to options shall be determined as of the Grant Dates of the options.  In reducing the number of options treated as ISOs to meet the Limit, the most recently granted options will be reduced first.  If a reduction of simultaneously granted options is necessary to meet the Limit, the Committee may designate which Shares are to be treated as Shares acquired pursuant to an ISO;

(iv)           shall be granted within ten (10) years from the Effective Date;

(v)           shall require the Grantee to notify the Committee of any disposition of any Shares issued upon the exercise of the ISO under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions, a “Disqualifying Disposition”), within ten (10) business days after such Disqualifying Disposition; and

(vi)           unless otherwise permitted by the Code, shall by its terms not be assignable or transferable other than by will or the laws of descent and distribution and may be exercised, during the Grantee’s lifetime, only by the Grantee, except that the Grantee may, in accordance with Section 7, designate in writing a beneficiary to exercise his or her ISOs after the Grantee’s death.

(d)           Grant of SARs.

(i)           When granted, SARs may, but need not, be identified with a specific option, specific Restricted Shares, or specific Performance Shares of the Grantee (including any option, Restricted Shares, or Performance Shares granted on or before the Grant Date of the SARs) in a number equal to or different from the number of SARs so granted.  If SARs are identified with Shares subject to an option, with Restricted Shares, or with Performance Shares, then, unless otherwise provided in the applicable Award Agreement, the Grantee’s associated SARs shall terminate upon (A) the expiration, termination, forfeiture, or cancellation of such option, Restricted Shares or Performance Shares, (B) the exercise of such option or Performance Shares, or (C) the date such Restricted Shares become nonforfeitable.

(ii)           The strike price (the “Strike Price”) of any SAR shall equal, for any SAR that is identified with an option, the Option Price of such option, or for any other SAR, one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date of such SAR, except that the Committee may (A) specify a higher Strike Price in the Award Agreement or (B) provide that the benefit payable upon exercise of any SAR shall not exceed such percentage of the Fair Market Value of a Share on such Grant Date as the Committee shall specify.

(e)           Grant of Performance Shares.

(i)	Before the grant of Performance Shares, the Committee shall:

(A)           determine objective performance goals, which may consist of any one or more of the following goals deemed appropriate by the Committee:  earnings (either in the aggregate or on a per share basis), operating income, cash flow, EBITDA (earnings before interest, taxes, depreciation and amortization), return on equity, indices related to EVA (economic value added), per share rate of return on the Common Stock (including dividends), general indices relative to levels of general customer service satisfaction, as measured through various randomly-generated customer service surveys, market share (in one or more markets), customer retention rates, market penetration rates, revenues, reductions in expense levels, the attainment by the Common Stock of a specified market value for a specified period of time, and any other object performance goal deemed appropriate by the Committee, in each case where applicable to be determined either on a company-wide basis, individual basis or in respect of any one or more business units, and the amount of compensation under the goals applicable to such grant;

(B)           designate a period for the measurement of the extent to which performance goals are attained, which may begin simultaneously with, prior to or following the Grant Date (the “Performance Period”); and

(C)           assign a performance percentage to each level of attainment of performance goals during the Performance Period, with the percentage applicable to minimum attainment being zero percent and the percentage applicable to maximum attainment to be determined by the Committee from time to time (the “Performance Percentage”).

(ii)           If a Grantee is promoted, demoted, or transferred to a different business unit of the Company during a Performance Period, then, to the extent the Committee determines any one or more of the performance goals, Performance Period or Performance Percentage are no longer appropriate, the Committee may make any changes thereto as it deems appropriate in order to make them appropriate.

(iii)           When granted, Performance Shares may, but need not, be identified with Shares subject to a specific option, specific Restricted Shares or specific SARs of the Grantee granted under the Plan in a number equal to or different from the number of the Performance Shares so granted.  If Performance Shares are so identified, then, unless otherwise provided in the applicable Award Agreement, the Grantee’s associated Performance Shares shall terminate upon (A) the expiration, termination, forfeiture or cancellation of the option, Restricted Shares or SARs with which the Performance Shares are identified, (B) the exercise of such option or SARs, or (C) the date Restricted Shares become nonforfeitable.

(f)           Grant of Restricted Shares.

(i)           The Committee shall determine the amount, if any, that a Grantee shall pay for Restricted Shares, subject to the following sentence.  The Committee shall require the Grantee to pay at least the Minimum Consideration for each Restricted Share.  Such payment shall be made in full by the Grantee before the delivery of the shares and in any event no later than ten (10) business days after the Grant Date.  In the discretion of the Committee and to the extent permitted by law, payment may also be made in accordance with Section 9.

(ii)           The Committee may, but need not, provide that all or any portion of a Grantee’s Restricted Shares, or Restricted Shares acquired upon exercise of an option, shall be forfeited:

(A)           except as otherwise specified in the Plan or the Award Agreement, upon the Grantee’s termination of employment within a specified time period after the Grant Date; or

(B)           if the Company or the Grantee does not achieve specified performance goals (if any) within a specified time period after the Grant Date and before the Grantee’s termination of employment; or

(C)           upon failure to satisfy such other conditions as the Committee may specify in the Award Agreement.

(iii)           If Restricted Shares are forfeited and the Grantee was required to pay for such shares or acquired such Restricted Shares upon the exercise of an option, the Grantee shall be deemed to have resold such Restricted Shares to the Company at a price equal to the lesser of (A) the amount paid by the Grantee for such Restricted Shares or (B) the Fair Market Value of the Restricted Shares on the date of forfeiture, which shall be paid to the Grantee in cash as soon as administratively practicable.  Such Restricted Shares shall cease to be outstanding and shall no longer confer on the Grantee thereof any rights as a shareholder of the Company, from and after the date of the event causing the forfeiture, whether or not the Grantee accepts the Company’s tender of payment for such Restricted Shares.

(iv)           The Committee may provide that the certificates for any Restricted Shares (A) shall be held (together with a stock power executed in blank by the Grantee) in escrow by the Secretary of the Company until such Restricted Shares become nonforfeitable or are forfeited or (B) shall bear an appropriate legend restricting the transfer of such Restricted Shares.  If any Restricted Shares become nonforfeitable, the Company shall cause certificates for such shares to be issued without such legend.

(v)           At the time of a grant of Restricted Shares, the Committee may require the payment of cash dividends thereon to be deferred and, if the Committee so determines, reinvested in additional Restricted Shares.  Stock dividends or deferred cash dividends issued with respect to Restricted Shares shall be subject to the same restrictions and other terms as apply to the Restricted Shares with respect to which such dividends are issued.  The Committee may in its discretion provide for payment of interest on deferred cash dividends.

(g)           Grant of Compensatory Shares.  The Committee may grant Compensatory Shares to any Eligible Person.

7.           Non-Transferability.  An Award granted hereunder shall not be assignable or transferable other than by will or the laws of descent and distribution and may be exercised during the Grantee’s lifetime only by the Grantee or his or her guardian or legal representative, except that, subject to Section 6(c) in respect of ISOs, a Grantee may, if permitted by the Committee, in its discretion, (a) designate in writing a beneficiary to exercise an Award after his or her death (if that designation has been received by the Company prior to the Grantee’s death) and (b) transfer the Award to one or more members of the Grantee’s Immediate Family or any other individuals or entities.

8.           Exercise.

(a)           Exercise of Options.

(i)           Subject to Section 6, each option shall become exercisable at such time or times as may be specified by the Committee from time to time in the applicable Award Agreement.

(ii)           An option shall be exercised by the delivery to the Company during the Option Term of (A) a written notice of intent to purchase a specific number of Shares subject to the option in accordance with the terms of the option by the person entitled to exercise the option and (B) payment in full of the Option Price of such specific number of Shares in accordance with Section 8(a)(iii).

(iii)           Payment of the Option Price may be made by any one or more of the following means:

(A)           cash, check, or wire transfer;

(B)           with the approval of the Committee, Mature Shares, valued at their Fair Market Value on the date of exercise;

(C)           with the approval of the Committee, Restricted Shares held by the Grantee for at least six (6) months prior to the exercise of the option, each such share valued at the Fair Market Value of a Share on the date of exercise;

(D)           so long as the Company remains a Public Company, in accordance with procedures previously approved by the Company, through the sale of the Shares acquired on exercise of the option through a bank or broker-dealer to whom the Grantee has submitted an irrevocable notice of exercise and irrevocable instructions to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay for such Shares, together with, if requested by the Company, the amount of federal, state, local or foreign withholding taxes payable by Grantee by reason of such exercise; or

(E)           in the discretion of the Committee, payment may also be made in accordance with Section 9.

(F)           with the approval of the Committee, in any combination of the foregoing or such other manner determined by the Committee.

The Committee may in its discretion specify that, if any Restricted Shares are used to pay the Option Price (“Tendered Restricted Shares”), (A) all the Shares acquired on exercise of the option shall be subject to the same restrictions as the Tendered Restricted Shares, determined as of the date of exercise of the option or (B) a number of Shares acquired on exercise of the option equal to the number of Tendered Restricted Shares shall be subject to the same restrictions as the Tendered Restricted Shares, determined as of the date of exercise of the option.

(b)           Exercise of SARs.

(i)           Subject to Section 6(d), (A) each SAR not identified with any other Award shall become exercisable at such time or times as may be specified by the Committee from time to time in the applicable Award Agreement and (B) except as otherwise provided in the applicable Award Agreement, each SAR which is identified with any other Award shall become exercisable as and to the extent that the option or Restricted Shares with which such SAR is identified may be exercised or becomes nonforfeitable, as the case may be.

(ii)          SARs shall be exercised by delivery to the Company of written notice of intent to exercise a specific number of SARs.  Unless otherwise provided in the applicable Award Agreement, the exercise of SARs that are identified with Shares subject to an option or Restricted Shares shall result in the cancellation or forfeiture of such option or Restricted Shares, as the case may be, to the extent of such exercise.

(iii)         The benefit for each SAR exercised shall be equal to (A) the Fair Market Value of a Share on the date of such exercise, minus (B) the Strike Price specified in such SAR.  Such benefit shall be payable in cash, except that the Committee may provide in the Award Agreement that benefits may be paid wholly or partly in Shares.

(c)           Payment of Performance Shares.  Unless otherwise provided in the Award Agreement with respect to an Award of Performance Shares, if the minimum performance goals applicable to such Performance Shares have been achieved during the applicable Performance Period, then the Company shall pay to the Grantee of such Award that number of Shares equal to the product of:

(i)           the sum of (A) number of Performance Shares specified in the applicable Award Agreement and (B) the number of additional Shares that would have been issuable if such Performance Shares had been Shares outstanding throughout the Performance Period and the stock dividends, cash dividends (except as otherwise provided in the Award Agreement), and other property paid in respect of such Shares had been reinvested in additional Shares as of each dividend payment date, multiplied by

(ii)           the Performance Percentage achieved during such Performance Period.

The Committee may, in its discretion, determine that cash be paid in lieu of some or all of such Shares.  The amount of cash payable in lieu of a Share shall be determined by valuing such Share at its Fair Market Value on the business day immediately preceding the date such cash is to be paid.  Payments pursuant to this Section 8 shall be made as soon as administratively practical after the end of the applicable Performance Period.  Any Performance Shares with respect to which the performance goals shall not have been achieved by the end of the applicable Performance Period shall expire.

9.           Loans.  The Committee may in its discretion allow a Grantee to defer payment to the Company of all or any portion of (a) the Option Price of an option, (b) the purchase price of Restricted Shares, or (c) any taxes associated with the exercise, nonforfeitability of, or payment of benefits in connection with, an Award.  Any such payment deferral by the Company shall be on such terms and conditions as the Committee may determine, except that a Grantee shall not be entitled to defer the payment of such Option Price, purchase price, or any related taxes unless the Grantee (a) enters into a binding obligation to pay the deferred amount and (b) other than with respect to treasury shares, pays upon exercise of an option or grant of Restricted Shares, as applicable, an amount at least equal to the Minimum Consideration therefor.  If the Committee has permitted a payment deferral in accordance with this Section 9, then the Committee may require the immediate payment of such deferred amount upon the Grantee’s termination of employment or if the Grantee sells or otherwise transfers his or her Shares purchased pursuant to such deferral.  The Committee may at any time in its discretion forgive the repayment of any or all of the principal of, or interest on, any such deferred payment obligation.

10.           Notification under Section 83(b).  If the Grantee, in connection with the exercise of any option or the grant of Restricted Shares, makes the election permitted under Section 83(b) of the Code to include in such Grantee’s gross income in the year of transfer the amounts specified in Section 83(b) of the Code, then such Grantee shall notify the Company, in writing, of such election within ten (10) days after filing the notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code.  The Committee may, in connection with the grant of an Award or at any time thereafter, prohibit a Grantee from making the election described in this Section 10.

11.           Mandatory Tax Withholding.

(a)           Whenever under the Plan, Shares are to be delivered upon exercise or payment of an Award or upon Restricted Shares becoming nonforfeitable, or any other event with respect to rights and benefits hereunder, the Company shall be entitled to require (i) that the Grantee remit an amount in cash, or in the Company’s discretion, Mature Shares or any other form of consideration, sufficient to satisfy all federal, state and local tax withholding requirements related thereto (“Required Withholding”), (ii) the withholding of such Required Withholding from compensation otherwise due to the Grantee or from any Shares due to the Grantee under the Plan, or (iii) any combination of the foregoing.

(b)           Any Grantee who makes a Disqualifying Disposition or an election under Section 83(b) of the Code shall remit to the Company an amount sufficient to satisfy all resulting Required Withholding, except that in lieu of or in addition to the foregoing, the Company shall have the right to withhold such Required Withholding from compensation otherwise due to the Grantee or from any Shares or other payment due to the Grantee under the Plan.

(c)           Any surrender by a Section 16 Grantee of previously owned shares of Common Stock to satisfy tax withholding arising upon exercise of the Award must comply with the applicable provisions of Rule 16b-3(e) under the 1934 Act.

12.           Elective Share Withholding.  At the Company’s discretion, a Grantee may, with the prior consent of the Committee, elect the withholding by the Company of a portion of the Shares otherwise deliverable to such Grantee upon the exercise of an Award or upon Restricted Shares becoming nonforfeitable (each, a “Taxable Event”) having a Fair Market Value equal to the minimum amount necessary to satisfy the Required Withholding liability attributable to the Taxable Event.

13.           Termination of Employment.

(a)           For Cause.  Except as otherwise provided by the Committee in an Award Agreement, if a Grantee’s employment is terminated for Cause, (i) the Grantee’s Restricted Shares (and any SARs identified therewith) that are then forfeitable shall on the date of the Grantee’s termination of employment be forfeited on such date, subject to the provisions of Section 6(f)(iii) regarding repayment of certain amounts to the Grantee; and (ii) any unexercised option, SAR or Performance Share shall terminate effective immediately upon such termination of employment.

(b)           On Account of Death.  Except as otherwise provided by the Committee in the Award Agreement, if a Grantee’s employment terminates on account of death, then:

(i)        the Grantee’s Restricted Shares (and any SARs identified therewith) that are then forfeitable shall on the date of the Grantee’s termination of employment be forfeited on such date;

(ii)           any unexercised option or SAR, to the extent exercisable on the date of such termination of employment, may be exercised, in whole or in part, within the first twelve (12) months after such termination of employment (but only during the Option Term) after the death of the Grantee by (A) his or her personal representative or by the person to whom the option or SAR, as applicable, is transferred by will or the applicable laws of descent and distribution, (B) the Grantee’s designated beneficiary, or (C) a Permitted Transferee; and

(iii)           any unexercised Performance Shares may be exercised in whole or in part, at any time within six (6) months after such termination of employment on account of the death of the Grantee, by (A) his or her personal representative or by the person to whom the Performance Shares are transferred by will or the applicable laws of descent and distribution, (B) the Grantee’s designated beneficiary, or (C) a Permitted Transferee, except that the benefit payable with respect to any Performance Shares for which the Performance Period has not ended as of the date of such termination of employment on account of death shall be equal to the product of Fair Market Value of such Performance Shares multiplied successively by each of the following:

(A)           a fraction, the numerator of which is the number of months (including as a whole month any partial month) that has elapsed since the beginning of such Performance Period until the date of such termination of employment and the denominator of which is the number of months (including as a whole month any partial month) in the Performance Period; and

(B)           a percentage determined in the discretion of the Committee that would be earned under the terms of the applicable Award Agreement assuming that the rate at which the performance goals have been achieved as of the date of such termination of employment would continue until the end of the Performance Period, or, if the Committee elects to compute the benefit after the end of the Performance Period, the Performance Percentage, as determined by the Committee, attained during the Performance Period for such Performance Shares.

(c)           On Account of Disability.  Except as otherwise provided by the Committee in the Award Agreement, if a Grantee’s employment terminates on account of Disability, then:

(i)           the Grantee’s Restricted Shares (and any SARs identified therewith) that are then forfeitable shall on the date of the Grantee’s termination of employment be forfeited on such date;

(ii)           any unexercised option or SAR, to the extent exercisable on the date of such termination of employment, may be exercised in whole or in part, within the first twelve (12) months after such termination of employment (but only during the Option Term) by the Grantee, or by (A) his or her personal representative or by the person to whom the option or SAR, as applicable, is transferred by will or the applicable laws of descent and distribution, (B) the Grantee’s designated beneficiary, or (C) a Permitted Transferee; and

(iii)           any unexercised Performance Shares may be exercised in whole or in part, at any time within six (6) months after such termination of employment on account of Disability by the Grantee, or by (A) his personal representative or by the person to whom the Performance Shares are transferred by will or the applicable laws of descent and distribution, (B) the Grantee’s designated beneficiary, or (C) a Permitted Transferee, except that the benefit payable with respect to any Performance Shares for which the Performance Period has not ended as of the date of such termination of employment on account of Disability shall be equal to the product of the Fair Market Value of the Performance Shares multiplied successively by each of the following:

(A)           a fraction, the numerator of which is the number of months (including as a whole month any partial month) that have elapsed since the beginning of such Performance Period until the date of such termination of employment and the denominator of which is the number of months (including as a whole month any partial month) in the Performance Period; and

(B)           a percentage determined in the discretion of the Committee that would be earned under the terms of the applicable Award Agreement assuming that the rate at which the performance goals have been achieved as of the date of such termination of employment would continue until the end of the Performance Period, or, if the Committee elects to compute the benefit after the end of the Performance Period, the Performance Percentage, as determined by the Committee, attained during the Performance Period for such Performance Shares.

(d)           Any Reason Other Than For Cause Or On Account of Death or Disability.  Except as otherwise provided by the Committee in the Award Agreement, if a Grantee’s employment terminates for any reason other than for Cause, or on account of death or Disability, then:

(i)           the Grantee’s Restricted Shares (and any SARs identified therewith), that are then forfeitable shall on the date of the Grantee’s termination of employment be forfeited on such date;

(ii)           any unexercised option or SAR (other than a SAR identified with a Restricted Share or Performance Share), to the extent exercisable immediately before the Grantee’s termination of employment, may be exercised in whole or in part, not later than three (3) months after such termination of employment (but only during the Option Term); and

(iii)           the Grantee’s Performance Shares (and any SARs identified therewith) shall terminate effective immediately upon such termination of employment.

14.           Substituted Awards.  If the Committee cancels any Award (whether granted under the Plan or any plan of any entity acquired by the Company or a Subsidiary), the Committee may, in its discretion, substitute a new Award therefor upon such terms and conditions consistent with the Plan as the Committee may determine, except that (a) the Option Price of any new option, and the Strike Price of any new SAR, shall not be less than one hundred percent (100%) (one hundred ten percent (110%) in the case of an incentive stock option granted to a Ten Percent Owner) of the Fair Market Value of a Share on the date of the grant of the new Award; and (b) the Grant Date of the new Award shall be the date on which such new Award is granted.

15           Securities Law Matters.

(a)           If the Committee deems necessary to comply with any applicable securities law, the Committee may require a written investment intent representation by the Grantee and may require that a restrictive legend be affixed to certificates for Shares.  If, based upon the advice of counsel to the Company, the Committee determines that the exercise or nonforfeitability of, or delivery of benefits pursuant to, any Award would violate any applicable provision of (i) federal or state securities laws or (ii) the listing requirements of any national exchange or national market system on which are listed any of the Company’s equity securities, then the Committee may postpone any such exercise, nonforfeitability or delivery, as applicable, but the Company shall use all reasonable efforts to cause such exercise, nonforfeitability or delivery to comply with all such provisions at the earliest practicable date.

(b)           Grants of options to Section 16 Grantees shall comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder for such grants to qualify for exemption from liability under Section 16(b) of the 1934 Act.

16.           No Employment Rights.  Neither the establishment of the Plan nor the grant of any Award shall (a) give any Grantee the right to remain employed by the Company or any Subsidiary or to any benefits not specifically provided by the Plan or (b) modify the right of the Company or any Subsidiary to modify, amend, or terminate the Plan or any other employee benefit plan or employment agreement.

17.           No Rights as a Shareholder.  A Grantee shall not have any rights as a shareholder of the Company with respect to the Shares (other than Restricted Shares) which may be deliverable upon exercise or payment of an Award until such Shares have been delivered to him or her.  Restricted Shares, whether held by a Grantee or in escrow by the Company, shall confer on the Grantee all rights of a shareholder of the Company, except as otherwise provided in the Plan or applicable Award Agreement.

18.           Nature of Payments.  Awards shall be special incentive payments to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for purposes of determining any pension, retirement, death or other benefit under (a) any pension, retirement, profit-sharing, bonus, insurance or other employee benefit plan of the Company or any Subsidiary or (b) any agreement between (i) the Company or any Subsidiary and (ii) the Grantee, except as such plan or agreement shall otherwise expressly provide.

19.           Non-uniform Determinations.  The Committee’s determinations under the Plan need not be uniform and may be made by the Committee selectively among persons who receive, or are eligible to receive, Awards, whether or not such persons are similarly situated.  Without limiting the generality of the foregoing, the Committee shall be entitled to enter into non-uniform and selective Award Agreements as to (a) the identity of the Grantees, (b) the terms and provisions of Awards, including, without limitation, vesting and manner of payment of purchase price upon exercise, and (c) the treatment of terminations of employment.

20.           Adjustments.  The Committee shall make equitable adjustment of:

(a)           the aggregate number of Shares available under the Plan for Awards and the aggregate number of Shares for which Awards may be granted to any individual Grantee in any calendar year pursuant to the second sentence of Section 2;

(b)           the number of Shares, SARs or Performance Shares covered by an Award; and

(c)           the Option Price of all outstanding options and the Strike Price of all outstanding SARs;

to reflect a stock dividend, stock split, reverse stock split, share combination, recapitalization, merger, consolidation, spin-off, split-off, reorganization, rights offering, liquidation or similar event of or by the Company.

21.           Amendment of the Plan.  The Committee may from time to time, in its discretion, amend the Plan without the approval of the Company’s shareholders, except (a) as such shareholder approval may be required under the listing requirements of any securities exchange or national market system on which are listed the Company’s equity securities and (b) that the Committee may not without the approval of the Company’s shareholders amend the Plan to increase the total number of shares reserved for the purposes of the Plan (other than in accordance with Section 20).

22.           Termination of the Plan.  The Plan shall continue in effect until the earlier of its termination by the Committee or the date on which all of the shares of Common Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Awards granted under the Plan have lapsed.  However, all Awards shall be granted, if at all, within ten (10) years from the earlier of the date the Plan is adopted by the Committee or the date the Plan is duly approved by the shareholders of the Company.  Notwithstanding the foregoing, if the maximum number of shares of Common Stock issuable pursuant to the Plan has been increased at any time, all Awards shall be granted, if at all, no later than the last day preceding the ten (10) year anniversary of the earlier of (a) the date on which the latest such increase in the maximum number of shares of Common Stock issuable under the Plan was approved by the shareholders of the Company or (b) the date such amendment was adopted by the Committee.  No termination shall affect any Award then outstanding under the Plan.

23.           No Illegal Transactions.  The Plan and all Awards granted pursuant to it are subject to all applicable laws and regulations.  Notwithstanding any provision of the Plan or any Award, Grantees shall not be entitled to exercise, or receive benefits under any Award, and the Company shall not be obligated to deliver any Shares or deliver benefits to a Grantee, if such exercise or delivery would constitute a violation by the Grantee or the Company of any applicable law or regulation.

24.           Constructive Sales.  The Grantee shall not directly or indirectly, through related parties or otherwise, “short” or “short against the box” (as those terms are generally understood in the securities markets), or otherwise directly or indirectly (through derivative instruments or otherwise) dispose of or hedge, any securities of the Company issuable upon exercise of such Grantee’s Award(s).

25.           Definitions.  The terms set forth below have the indicated meanings which are applicable to both the singular and plural forms thereof:

“Award” shall mean options, including ISOs, Restricted Shares, Compensatory Shares, SARs or Performance Shares granted under the Plan.

“Award Agreement” shall mean the written agreement by which an Award shall be evidenced.

“Board” shall mean the Board of Directors of the Company.

“Cause”, with respect to any employee or consultant of the Company shall have the meaning set forth in such person’s employment or consulting agreement or, in the absence of such an agreement or if such term is not defined in such agreement, shall mean any one or more of the following, as determined by the Committee (in the case of a Section 16 Grantee) or the Chief Executive Officer or President of the Company (in the case of any other Grantee):

(i)           a Grantee’s commission of a crime that is likely to result in injury to the Company or a Subsidiary;

(ii)           the material violation by the Grantee of written policies of the Company or a Subsidiary;

(iii)           the habitual neglect by the Grantee in the performance of his or her duties to the Company or a Subsidiary; or

(iv)           a Grantee’s willful misconduct or inaction in connection with his or her duties to the Company or a Subsidiary resulting in a material injury to the Company or a Subsidiary.

“Code” shall mean the Internal Revenue Code of 1986, as amended or superseded, and the regulations and rulings thereunder.  Reference to a particular section of the Code shall include references to successor provisions.

“Committee” shall mean the committee of the Board appointed pursuant to Section 3(a), or if not so appointed or unable to act or with reference to Awards to Independent Directors, shall mean the entire Board.

“Common Stock” shall mean the common stock, $0.10 par value per share, of the Company.

“Compensatory Shares” shall mean Shares that are awarded to a Grantee without cost and without restrictions either as a bonus, in lieu of cash compensation for services rendered to the Company or for any other compensatory purpose.

“Consultant” shall mean any person, including a Director, who is engaged by the Company or any Parent, Subsidiary or Affiliate thereof to render services to or for the benefit of the Company and is compensated for such services, including any member of the Advisory Board of the Company.

“Director” shall mean a member of the Board.

“Disability” shall mean a permanent and total disability, within the meaning of  Section 22(e)(3) of the Code.

“Effective Date” shall mean the date set forth in the first paragraph hereof.

“Eligible Person” shall mean any Employee, Consultant or Director of the Company or any Subsidiary, including any prospective Employee or Employee on an approved leave of absence or layoff, if such leave or layoff does not qualify as a Disability.

“Employee” shall mean any person treated as an employee (including officers and directors) in the records of the Company (or Subsidiary) and who is subject to the control and direction of the Company (or Subsidiary) with regard to both the work to be performed and the manner and method of performance.  The payment of a director’s fee by the Company (or Subsidiary) to a Director shall not be sufficient to constitute “employment” of the Director by the Company (or Subsidiary).

“Fair Market Value” per share of Common Stock on any relevant date shall mean such value as determined in accordance with the following provisions:

(i)           If the Common Stock is at that time listed on a national securities exchange, then the Fair Market Value shall mean the closing selling price per share of Common Stock on the exchange on which such Common Stock is principally traded on the relevant date or, if there were no sales on that date, the closing selling price of such Common Stock on the last preceding date on which there were sales.

(ii)           If the Common Stock is at that time traded on the Nasdaq Stock Market®, Nasdaq Small Cap MarketSM or OTC Bulletin Board®, as the case may be, then the Fair Market Value shall mean the closing selling price per share of Common Stock on the relevant date, as the price is reported on the Nasdaq Stock Market®, Nasdaq Small Cap MarketSM or OTC Bulletin Board®, as the case may be, or any successor system.  If there is no closing selling price for the Common Stock on the relevant date, then the Fair Market Value shall mean the closing selling price on the last preceding date for which such quotation exists.

(iii)           If the Common Stock is neither listed on any national securities exchange nor traded on the Nasdaq Stock Market®, Nasdaq Small Cap MarketSM or OTC Bulletin Board®, then the Fair Market Value shall mean that value determined by the Committee after taking into account such factors as the Committee shall in good faith deem appropriate.

“Grant Date” shall have the meaning specified in Section 6(a).

“Grantee” shall mean a person who has been granted an Award or any Permitted Transferee.

“ISO” shall mean an incentive stock option within the meaning of Section 422 of the Code.

“Immediate Family” shall mean, with respect to a particular Grantee, the Grantee’s spouse, children and grandchildren.

“Independent Director” shall mean a member of the Board who in not an Employee of the Company.

“Mature Shares” shall mean Shares for which the holder thereof has good title, free and clear of all liens and encumbrances, and which such holder has held for at least six (6) months.

“Minimum Consideration” shall mean par value per Share or such other amount that is from time to time considered to be minimum consideration under applicable law.

“1934 Act” shall mean the Securities Exchange Act of 1934, as amended.  References to a particular section of the 1934 Act or rule thereunder, include references to successor provisions.

“Option Price” shall mean the per share exercise price of an option.

“Option Term” shall mean the period beginning on the Grant Date of an option and ending on the expiration date of such option, as specified in the Award Agreement for such option and as may, in the discretion of the Committee and consistent with the provisions of the Plan, be extended from time to time.

“Performance Shares” shall mean an Award to a Grantee pursuant to Section 6(e).

“Permitted Transferee” shall mean a person to whom an Award may be transferred or assigned in accordance with Section 7.

“Public Company” shall mean any entity issuing any class of equity securities that has been, or is required to be, registered under Section 12 of the 1934 Act.

“Restricted Shares” shall mean Shares that are subject to forfeiture if the Grantee does not satisfy the conditions specified in the Award Agreement applicable to those Shares.

“Rule 16b-3” shall mean Rule 16b-3 of the SEC under the 1934 Act, as amended from time to time, together with any successor rule.

“SAR” shall mean a stock appreciation right.

“SEC” shall mean the Securities and Exchange Commission.

“Section 16 Grantee” shall mean a person who is subject to potential liability under Section 16(b) of the 1934 Act with respect to transactions involving equity securities of the Company.

“Share” shall mean a share of Common Stock.

“Strike Price” shall have the meaning specified in Section 6(d)(ii).

“Subsidiary” shall mean a subsidiary corporation, as defined in Section 424(f) of the Code (with the Company being treated as the employer corporation for purposes of this definition).

“Ten Percent Owner” shall mean a person who owns capital stock (including stock treated as owned under Section 424(d) of the Code) possessing more than ten percent of the total combined Voting Power of all classes of capital stock of the Company or any Subsidiary.

“Voting Power” shall mean the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors.

26.           Controlling Law.  The law of the State of New York, except its law with respect to choice of law, shall control all matters relating to the Plan.

27.           Severability.  If any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any other part of the Plan.  Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner which will given effect to the terms of such Section to the fullest extent possible while remaining lawful and valid.

Annex B

PERVASIP CORP.
2007 CONTINGENT OPTION PLAN

This Pervasip Corp. 2007 Contingent Option Plan (the “Plan”) is established by Pervasip Corp., a New York corporation (the “Company”), effective as of November16, 2007 (the “Effective Date”).  Capitalized terms not otherwise defined shall have the meanings set forth in Section 25.

1.           Purpose.  The Plan is intended to provide qualifying Employees (including officers and Directors), Independent Directors and Consultants with equity ownership in the Company, thereby strengthening their commitment to the success of the Company, promoting the identity of interests between the Company’s shareholders and such Employees, Independent Directors and Consultants and stimulating their efforts on behalf of the Company, and to assist the Company in attracting and retaining talented personnel.

2.           Scope of the Plan.  Subject to adjustment in accordance with Section 20, the total number of Shares for which grants under the Plan shall be available is 7,893,506.  If any Shares subject to any Award granted hereunder are forfeited or such Award otherwise terminates without the issuance of such Shares or for other consideration in lieu of such Shares, the Shares subject to such Award, to the extent of any such forfeiture or termination, shall again be available for grant under the Plan.  Shares awarded under the Plan may be treasury shares or newly-issued shares.

3.           Administration.

(a)           The Plan shall be administered by the Board of Directors or a committee designated by the board (the “Committee”) which shall consist of at least two or more members of the Board, all of whom, so long as the Company remains a Public Company, shall qualify as “non-employee directors” under Section (b)(3)(i) of Rule 16b-3.  Should there not be two or more non-employee directors on the Board of Directors, the entire Board will be deemed to be the Committee.  The number of members of the Committee may from time to time be increased or decreased, and so long as the Company remains a Public Company, shall be subject to such conditions, as the Board deems appropriate to permit transactions in Shares pursuant to the Plan to satisfy such conditions of Rule 16b-3 as then in effect.

(b)           Subject to the express provisions of the Plan, the Committee has full and final authority and discretion as follows:

(i)           to determine when and to whom Awards should be granted and the terms, conditions and restrictions applicable to each Award, including, without limitation, (A) the exercise price of the Award, (B) the method of payment for Shares purchased upon the exercise of the Award, (C) the method of satisfaction of any tax withholding obligation arising in connection with the Award, (D) the timing, terms and conditions of the exercisability of the Award or the vesting of any Shares acquired upon the exercise thereof, (E) the time of the expiration of the vesting of any Shares acquired upon the exercise thereof, (F) the effect of the Grantee’s termination of employment or service with the Company on any of the foregoing, (G) all other terms, conditions and restrictions applicable to the Award or such Shares not inconsistent with the terms of the Plan, (H) the benefit payable under any SAR or Performance Share, and (I) whether or not specific Awards shall be identified with other specific Awards, and if so whether they shall be exercisable cumulatively with, or alternatively to, such other specific Awards;

(ii)           to determine the amount, if any, that a Grantee shall pay for Restricted Shares, whether to permit or require the payment of cash dividends thereon to be deferred and the terms related thereto, when Restricted Shares (including Restricted Shares acquired upon the exercise of any Award) shall be forfeited and whether such Shares shall be held in escrow;

(iii)           to interpret the Plan and to make all determinations necessary or advisable for the administration of the Plan;

(iv)           to make, amend and rescind rules, guidelines and policies relating to the Plan, or to adopt supplements to, or alternative versions of, the Plan, including, without limitation, rules with respect to the exercisability and forfeitability of Awards upon the termination of employment or service of a Grantee;

(v)           to determine the terms, conditions and restrictions of all Award Agreements (which need not be identical) and, with the consent of the Grantee, to amend any such Award Agreement at any time, among other things, to permit transfers of such Awards to the extent permitted by the Plan, except that the consent of the Grantee shall not be required for any amendment which (A) does not adversely affect the rights of the Grantee or (B) is necessary or advisable (as determined by the Committee) to carry out the purpose of the Award as a result of any change in applicable law;

(vi)          to cancel, with the consent of the Grantee, outstanding Awards and to grant new Awards in substitution therefor;

(vii)         to accelerate the exercisability of, and to accelerate or waive any or all of the terms, conditions and restrictions applicable to, any Award or any group of Awards for any reason and at any time, including in connection with a termination of employment (other than for Cause);

(viii)        subject to Section 6(c), to extend the time during which any Award or group of Awards may be exercised;

(ix)          to make such adjustments or modifications to Awards to Grantees working outside the United States as are advisable to fulfill the purposes of the Plan;

(x)           to impose such additional terms, conditions and restrictions upon the grant, exercise or retention of Awards as the Committee may, before or concurrent with the grant thereof, deem appropriate; and

(xi)           to take any other action with respect to any matters relating to the Plan for which it is responsible.

The determination of the Committee on all matters relating to the Plan or any Award Agreement shall be final.

4.           Indemnification and Reimbursement.  Service as a member of the Committee or any other duly appointed subcommittee shall constitute service as a Board member, and such members shall accordingly be entitled to full indemnification and reimbursement as Board members for their service as members of the Committee or any other duly appointed subcommittee.  No Committee or other duly appointed subcommittee member shall be liable for any act or omission made in good faith with respect to the Plan or any Award granted under the Plan.

5.           Eligibility.  The Committee may, in its discretion, grant Awards to any Eligible Person, whether or not he or she has previously received an Award, except in the case of an ISO, which can only be granted to an Employee of the Company or any Subsidiary.

6.           Conditions to Grants.

(a)           General Conditions.  Awards shall be evidenced by written Award Agreements specifying the number of Shares covered thereby, in such form as the Committee shall from time to time establish.  Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

(i)           The Grant Date of an Award shall be the date on which the Committee grants the Award or such later date as specified in advance by the Committee;

(ii)           In the case of an Award of options, the Option Term shall under no circumstances extend more than ten (10) years after the Grant Date and shall be subject to earlier termination as herein provided; and

(iii)           Any terms and conditions of an Award not set forth in the Plan shall be set forth in the Award Agreement related to that Award.

(b)           Grant of Options.  No later than the Grant Date of any option, the Committee shall determine the Option Price of such option.  Subject to Section 6(c), the Option Price of an option may be the Fair Market Value of a Share on the Grant Date or may be less than or more than that Fair Market Value.  An option shall be exercisable for unrestricted Shares, unless the Award Agreement provides that it is exercisable for Restricted Shares.

(c)           Grant of ISOs.  At the time of the grant of any option, the Committee may, in its discretion, designate that such option shall be made subject to additional restrictions to permit the option to qualify as an “incentive stock option” under the requirements of Section 422 of the Code.  Any option designated as an ISO:

(i)           shall have an Option Price that is not less than the Fair Market Value of a Share on the Grant Date and, if granted to a Ten Percent Owner, have an Option Price that is not less than 110% of the Fair Market Value of a Share on the Grant Date;

(ii)           shall be for a period of not more than ten (10) years and, if granted to a Ten Percent Owner, not more than five (5) years, from the Grant Date and shall be subject to earlier termination as provided herein or in the applicable Award Agreement;

(iii)           shall meet the limitations of this subparagraph 6(c)(iii).  If the aggregate Fair Market Value of Shares with respect to which ISOs first become exercisable by a Grantee in any calendar year exceeds the limit determined in accordance with the provisions of Section 422 of the Code (the “Limit”) taking into account Shares subject to all ISOs granted by the Company that are held by the Grantee, the excess will be treated as nonqualified options.  To determine whether the Limit is exceeded, the Fair Market Value of Shares subject to options shall be determined as of the Grant Dates of the options.  In reducing the number of options treated as ISOs to meet the Limit, the most recently granted options will be reduced first.  If a reduction of simultaneously granted options is necessary to meet the Limit, the Committee may designate which Shares are to be treated as Shares acquired pursuant to an ISO;

(iv)           shall be granted within ten (10) years from the Effective Date;

(v)           shall require the Grantee to notify the Committee of any disposition of any Shares issued upon the exercise of the ISO under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions, a “Disqualifying Disposition”), within ten (10) business days after such Disqualifying Disposition; and

(vi)           unless otherwise permitted by the Code, shall by its terms not be assignable or transferable other than by will or the laws of descent and distribution and may be exercised, during the Grantee’s lifetime, only by the Grantee, except that the Grantee may, in accordance with Section 7, designate in writing a beneficiary to exercise his or her ISOs after the Grantee’s death.

(d)           Grant of SARs.

(i)           When granted, SARs may, but need not, be identified with a specific option, specific Restricted Shares, or specific Performance Shares of the Grantee (including any option, Restricted Shares, or Performance Shares granted on or before the Grant Date of the SARs) in a number equal to or different from the number of SARs so granted.  If SARs are identified with Shares subject to an option, with Restricted Shares, or with Performance Shares, then, unless otherwise provided in the applicable Award Agreement, the Grantee’s associated SARs shall terminate upon (A) the expiration, termination, forfeiture, or cancellation of such option, Restricted Shares or Performance Shares, (B) the exercise of such option or Performance Shares, or (C) the date such Restricted Shares become nonforfeitable.

(ii)           The strike price (the “Strike Price”) of any SAR shall equal, for any SAR that is identified with an option, the Option Price of such option, or for any other SAR, one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date of such SAR, except that the Committee may (A) specify a higher Strike Price in the Award Agreement or (B) provide that the benefit payable upon exercise of any SAR shall not exceed such percentage of the Fair Market Value of a Share on such Grant Date as the Committee shall specify.

(e)           Grant of Performance Shares.

(ii)	Before the grant of Performance Shares, the Committee shall:

(A)           determine objective performance goals, which may consist of any one or more of the following goals deemed appropriate by the Committee:  earnings (either in the aggregate or on a per share basis), operating income, cash flow, EBITDA (earnings before interest, taxes, depreciation and amortization), return on equity, indices related to EVA (economic value added), per share rate of return on the Common Stock (including dividends), general indices relative to levels of general customer service satisfaction, as measured through various randomly-generated customer service surveys, market share (in one or more markets), customer retention rates, market penetration rates, revenues, reductions in expense levels, the attainment by the Common Stock of a specified market value for a specified period of time, and any other object performance goal deemed appropriate by the Committee, in each case where applicable to be determined either on a company-wide basis, individual basis or in respect of any one or more business units, and the amount of compensation under the goals applicable to such grant;

(B)           designate a period for the measurement of the extent to which performance goals are attained, which may begin simultaneously with, prior to or following the Grant Date (the “Performance Period”); and

(C)           assign a performance percentage to each level of attainment of performance goals during the Performance Period, with the percentage applicable to minimum attainment being zero percent and the percentage applicable to maximum attainment to be determined by the Committee from time to time (the “Performance Percentage”).

(ii)           If a Grantee is promoted, demoted, or transferred to a different business unit of the Company during a Performance Period, then, to the extent the Committee determines any one or more of the performance goals, Performance Period or Performance Percentage are no longer appropriate, the Committee may make any changes thereto as it deems appropriate in order to make them appropriate.

(iii)           When granted, Performance Shares may, but need not, be identified with Shares subject to a specific option, specific Restricted Shares or specific SARs of the Grantee granted under the Plan in a number equal to or different from the number of the Performance Shares so granted.  If Performance Shares are so identified, then, unless otherwise provided in the applicable Award Agreement, the Grantee’s associated Performance Shares shall terminate upon (A) the expiration, termination, forfeiture or cancellation of the option, Restricted Shares or SARs with which the Performance Shares are identified, (B) the exercise of such option or SARs, or (C) the date Restricted Shares become nonforfeitable.

(f)           Grant of Restricted Shares.

(i)           The Committee shall determine the amount, if any, that a Grantee shall pay for Restricted Shares, subject to the following sentence.  The Committee shall require the Grantee to pay at least the Minimum Consideration for each Restricted Share.  Such payment shall be made in full by the Grantee before the delivery of the shares and in any event no later than ten (10) business days after the Grant Date.  In the discretion of the Committee and to the extent permitted by law, payment may also be made in accordance with Section 9.

(ii)           The Committee may, but need not, provide that all or any portion of a Grantee’s Restricted Shares, or Restricted Shares acquired upon exercise of an option, shall be forfeited:

(A)           except as otherwise specified in the Plan or the Award Agreement, upon the Grantee’s termination of employment within a specified time period after the Grant Date; or

(B)           if the Company or the Grantee does not achieve specified performance goals (if any) within a specified time period after the Grant Date and before the Grantee’s termination of employment; or

(C)           upon failure to satisfy such other conditions as the Committee may specify in the Award Agreement.

(iii)           If Restricted Shares are forfeited and the Grantee was required to pay for such shares or acquired such Restricted Shares upon the exercise of an option, the Grantee shall be deemed to have resold such Restricted Shares to the Company at a price equal to the lesser of (A) the amount paid by the Grantee for such Restricted Shares or (B) the Fair Market Value of the Restricted Shares on the date of forfeiture, which shall be paid to the Grantee in cash as soon as administratively practicable.  Such Restricted Shares shall cease to be outstanding and shall no longer confer on the Grantee thereof any rights as a shareholder of the Company, from and after the date of the event causing the forfeiture, whether or not the Grantee accepts the Company’s tender of payment for such Restricted Shares.

(iv)           The Committee may provide that the certificates for any Restricted Shares (A) shall be held (together with a stock power executed in blank by the Grantee) in escrow by the Secretary of the Company until such Restricted Shares become nonforfeitable or are forfeited or (B) shall bear an appropriate legend restricting the transfer of such Restricted Shares.  If any Restricted Shares become nonforfeitable, the Company shall cause certificates for such shares to be issued without such legend.

(v)           At the time of a grant of Restricted Shares, the Committee may require the payment of cash dividends thereon to be deferred and, if the Committee so determines, reinvested in additional Restricted Shares.  Stock dividends or deferred cash dividends issued with respect to Restricted Shares shall be subject to the same restrictions and other terms as apply to the Restricted Shares with respect to which such dividends are issued.  The Committee may in its discretion provide for payment of interest on deferred cash dividends.

(g)           Grant of Compensatory Shares.  The Committee may grant Compensatory Shares to any Eligible Person.

7.           Non-Transferability.  An Award granted hereunder shall not be assignable or transferable other than by will or the laws of descent and distribution and may be exercised during the Grantee’s lifetime only by the Grantee or his or her guardian or legal representative, except that, subject to Section 6(c) in respect of ISOs, a Grantee may, if permitted by the Committee, in its discretion, (a) designate in writing a beneficiary to exercise an Award after his or her death (if that designation has been received by the Company prior to the Grantee’s death) and (b) transfer the Award to one or more members of the Grantee’s Immediate Family or any other individuals or entities.

8.           Exercise.

(a)           Exercise of Options.

(i)           Subject to Section 6, each option shall become exercisable at such time or times as may be specified by the Committee from time to time in the applicable Award Agreement.

(ii)           An option shall be exercised by the delivery to the Company during the Option Term of (A) a written notice of intent to purchase a specific number of Shares subject to the option in accordance with the terms of the option by the person entitled to exercise the option and (B) payment in full of the Option Price of such specific number of Shares in accordance with Section 8(a)(iii).

(iii)           Payment of the Option Price may be made by any one or more of the following means:

(A)           cash, check, or wire transfer;

(B)           with the approval of the Committee, Mature Shares, valued at their Fair Market Value on the date of exercise;

(C)           with the approval of the Committee, Restricted Shares held by the Grantee for at least six (6) months prior to the exercise of the option, each such share valued at the Fair Market Value of a Share on the date of exercise;

(D)           so long as the Company remains a Public Company, in accordance with procedures previously approved by the Company, through the sale of the Shares acquired on exercise of the option through a bank or broker-dealer to whom the Grantee has submitted an irrevocable notice of exercise and irrevocable instructions to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay for such Shares, together with, if requested by the Company, the amount of federal, state, local or foreign withholding taxes payable by Grantee by reason of such exercise; or

(E)           in the discretion of the Committee, payment may also be made in accordance with Section 9.

(F)           with the approval of the Committee, in any combination of the foregoing or such other manner determined by the Committee.

The Committee may in its discretion specify that, if any Restricted Shares are used to pay the Option Price (“Tendered Restricted Shares”), (A) all the Shares acquired on exercise of the option shall be subject to the same restrictions as the Tendered Restricted Shares, determined as of the date of exercise of the option or (B) a number of Shares acquired on exercise of the option equal to the number of Tendered Restricted Shares shall be subject to the same restrictions as the Tendered Restricted Shares, determined as of the date of exercise of the option.

(b)           Exercise of SARs.

(i)           Subject to Section 6(d), (A) each SAR not identified with any other Award shall become exercisable at such time or times as may be specified by the Committee from time to time in the applicable Award Agreement and (B) except as otherwise provided in the applicable Award Agreement, each SAR which is identified with any other Award shall become exercisable as and to the extent that the option or Restricted Shares with which such SAR is identified may be exercised or becomes nonforfeitable, as the case may be.

(ii)            SARs shall be exercised by delivery to the Company of written notice of intent to exercise a specific number of SARs.  Unless otherwise provided in the applicable Award Agreement, the exercise of SARs that are identified with Shares subject to an option or Restricted Shares shall result in the cancellation or forfeiture of such option or Restricted Shares, as the case may be, to the extent of such exercise.

(iii)           The benefit for each SAR exercised shall be equal to (A) the Fair Market Value of a Share on the date of such exercise, minus (B) the Strike Price specified in such SAR.  Such benefit shall be payable in cash, except that the Committee may provide in the Award Agreement that benefits may be paid wholly or partly in Shares.

(c)           Payment of Performance Shares.  Unless otherwise provided in the Award Agreement with respect to an Award of Performance Shares, if the minimum performance goals applicable to such Performance Shares have been achieved during the applicable Performance Period, then the Company shall pay to the Grantee of such Award that number of Shares equal to the product of:

(i)           the sum of (A) number of Performance Shares specified in the applicable Award Agreement and (B) the number of additional Shares that would have been issuable if such Performance Shares had been Shares outstanding throughout the Performance Period and the stock dividends, cash dividends (except as otherwise provided in the Award Agreement), and other property paid in respect of such Shares had been reinvested in additional Shares as of each dividend payment date, multiplied by

(ii)           the Performance Percentage achieved during such Performance Period.

The Committee may, in its discretion, determine that cash be paid in lieu of some or all of such Shares.  The amount of cash payable in lieu of a Share shall be determined by valuing such Share at its Fair Market Value on the business day immediately preceding the date such cash is to be paid.  Payments pursuant to this Section 8 shall be made as soon as administratively practical after the end of the applicable Performance Period.  Any Performance Shares with respect to which the performance goals shall not have been achieved by the end of the applicable Performance Period shall expire.

9.           Loans.  The Committee may in its discretion allow a Grantee to defer payment to the Company of all or any portion of (a) the Option Price of an option, (b) the purchase price of Restricted Shares, or (c) any taxes associated with the exercise, nonforfeitability of, or payment of benefits in connection with, an Award.  Any such payment deferral by the Company shall be on such terms and conditions as the Committee may determine, except that a Grantee shall not be entitled to defer the payment of such Option Price, purchase price, or any related taxes unless the Grantee (a) enters into a binding obligation to pay the deferred amount and (b) other than with respect to treasury shares, pays upon exercise of an option or grant of Restricted Shares, as applicable, an amount at least equal to the Minimum Consideration therefor.  If the Committee has permitted a payment deferral in accordance with this Section 9, then the Committee may require the immediate payment of such deferred amount upon the Grantee’s termination of employment or if the Grantee sells or otherwise transfers his or her Shares purchased pursuant to such deferral.  The Committee may at any time in its discretion forgive the repayment of any or all of the principal of, or interest on, any such deferred payment obligation.

10.           Notification under Section 83(b).  If the Grantee, in connection with the exercise of any option or the grant of Restricted Shares, makes the election permitted under Section 83(b) of the Code to include in such Grantee’s gross income in the year of transfer the amounts specified in Section 83(b) of the Code, then such Grantee shall notify the Company, in writing, of such election within ten (10) days after filing the notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code.  The Committee may, in connection with the grant of an Award or at any time thereafter, prohibit a Grantee from making the election described in this Section 10.

11.           Mandatory Tax Withholding.

(a)           Whenever under the Plan, Shares are to be delivered upon exercise or payment of an Award or upon Restricted Shares becoming nonforfeitable, or any other event with respect to rights and benefits hereunder, the Company shall be entitled to require (i) that the Grantee remit an amount in cash, or in the Company’s discretion, Mature Shares or any other form of consideration, sufficient to satisfy all federal, state and local tax withholding requirements related thereto (“Required Withholding”), (ii) the withholding of such Required Withholding from compensation otherwise due to the Grantee or from any Shares due to the Grantee under the Plan, or (iii) any combination of the foregoing.

(b)           Any Grantee who makes a Disqualifying Disposition or an election under Section 83(b) of the Code shall remit to the Company an amount sufficient to satisfy all resulting Required Withholding, except that in lieu of or in addition to the foregoing, the Company shall have the right to withhold such Required Withholding from compensation otherwise due to the Grantee or from any Shares or other payment due to the Grantee under the Plan.

(c)           Any surrender by a Section 16 Grantee of previously owned shares of Common Stock to satisfy tax withholding arising upon exercise of the Award must comply with the applicable provisions of Rule 16b-3(e) under the 1934 Act.

12.           Elective Share Withholding.  At the Company’s discretion, a Grantee may, with the prior consent of the Committee, elect the withholding by the Company of a portion of the Shares otherwise deliverable to such Grantee upon the exercise of an Award or upon Restricted Shares becoming nonforfeitable (each, a “Taxable Event”) having a Fair Market Value equal to the minimum amount necessary to satisfy the Required Withholding liability attributable to the Taxable Event.

13.           Termination of Employment.

(a)           For Cause.  Except as otherwise provided by the Committee in an Award Agreement, if a Grantee’s employment is terminated for Cause, (i) the Grantee’s Restricted Shares (and any SARs identified therewith) that are then forfeitable shall on the date of the Grantee’s termination of employment be forfeited on such date, subject to the provisions of Section 6(f)(iii) regarding repayment of certain amounts to the Grantee; and (ii) any unexercised option, SAR or Performance Share shall terminate effective immediately upon such termination of employment.

(b)           On Account of Death.  Except as otherwise provided by the Committee in the Award Agreement, if a Grantee’s employment terminates on account of death, then:

(i)        the Grantee’s Restricted Shares (and any SARs identified therewith) that are then forfeitable shall on the date of the Grantee’s termination of employment be forfeited on such date;

(ii)       any unexercised option or SAR, to the extent exercisable on the date of such termination of employment, may be exercised, in whole or in part, within the first twelve (12) months after such termination of employment (but only during the Option Term) after the death of the Grantee by (A) his or her personal representative or by the person to whom the option or SAR, as applicable, is transferred by will or the applicable laws of descent and distribution, (B) the Grantee’s designated beneficiary, or (C) a Permitted Transferee; and

(iii)      any unexercised Performance Shares may be exercised in whole or in part, at any time within six (6) months after such termination of employment on account of the death of the Grantee, by (A) his or her personal representative or by the person to whom the Performance Shares are transferred by will or the applicable laws of descent and distribution, (B) the Grantee’s designated beneficiary, or (C) a Permitted Transferee, except that the benefit payable with respect to any Performance Shares for which the Performance Period has not ended as of the date of such termination of employment on account of death shall be equal to the product of Fair Market Value of such Performance Shares multiplied successively by each of the following:

(A)           a fraction, the numerator of which is the number of months (including as a whole month any partial month) that has elapsed since the beginning of such Performance Period until the date of such termination of employment and the denominator of which is the number of months (including as a whole month any partial month) in the Performance Period; and

(B)           a percentage determined in the discretion of the Committee that would be earned under the terms of the applicable Award Agreement assuming that the rate at which the performance goals have been achieved as of the date of such termination of employment would continue until the end of the Performance Period, or, if the Committee elects to compute the benefit after the end of the Performance Period, the Performance Percentage, as determined by the Committee, attained during the Performance Period for such Performance Shares.

(c)           On Account of Disability.  Except as otherwise provided by the Committee in the Award Agreement, if a Grantee’s employment terminates on account of Disability, then:

(i)           the Grantee’s Restricted Shares (and any SARs identified therewith) that are then forfeitable shall on the date of the Grantee’s termination of employment be forfeited on such date;

(ii)           any unexercised option or SAR, to the extent exercisable on the date of such termination of employment, may be exercised in whole or in part, within the first twelve (12) months after such termination of employment (but only during the Option Term) by the Grantee, or by (A) his or her personal representative or by the person to whom the option or SAR, as applicable, is transferred by will or the applicable laws of descent and distribution, (B) the Grantee’s designated beneficiary, or (C) a Permitted Transferee; and

(iii)           any unexercised Performance Shares may be exercised in whole or in part, at any time within six (6) months after such termination of employment on account of Disability by the Grantee, or by (A) his personal representative or by the person to whom the Performance Shares are transferred by will or the applicable laws of descent and distribution, (B) the Grantee’s designated beneficiary, or (C) a Permitted Transferee, except that the benefit payable with respect to any Performance Shares for which the Performance Period has not ended as of the date of such termination of employment on account of Disability shall be equal to the product of the Fair Market Value of the Performance Shares multiplied successively by each of the following:

(A)           a fraction, the numerator of which is the number of months (including as a whole month any partial month) that have elapsed since the beginning of such Performance Period until the date of such termination of employment and the denominator of which is the number of months (including as a whole month any partial month) in the Performance Period; and

(B)           a percentage determined in the discretion of the Committee that would be earned under the terms of the applicable Award Agreement assuming that the rate at which the performance goals have been achieved as of the date of such termination of employment would continue until the end of the Performance Period, or, if the Committee elects to compute the benefit after the end of the Performance Period, the Performance Percentage, as determined by the Committee, attained during the Performance Period for such Performance Shares.

(d)           Any Reason Other Than For Cause Or On Account of Death or Disability.  Except as otherwise provided by the Committee in the Award Agreement, if a Grantee’s employment terminates for any reason other than for Cause, or on account of death or Disability, then:

(i)           the Grantee’s Restricted Shares (and any SARs identified therewith), that are then forfeitable shall on the date of the Grantee’s termination of employment be forfeited on such date;

(ii)           any unexercised option or SAR (other than a SAR identified with a Restricted Share or Performance Share), to the extent exercisable immediately before the Grantee’s termination of employment, may be exercised in whole or in part, not later than three (3) months after such termination of employment (but only during the Option Term); and

(iii)           the Grantee’s Performance Shares (and any SARs identified therewith) shall terminate effective immediately upon such termination of employment.

14.           Substituted Awards.  If the Committee cancels any Award (whether granted under the Plan or any plan of any entity acquired by the Company or a Subsidiary), the Committee may, in its discretion, substitute a new Award therefor upon such terms and conditions consistent with the Plan as the Committee may determine, except that (a) the Option Price of any new option, and the Strike Price of any new SAR, shall not be less than one hundred percent (100%) (one hundred ten percent (110%) in the case of an incentive stock option granted to a Ten Percent Owner) of the Fair Market Value of a Share on the date of the grant of the new Award; and (b) the Grant Date of the new Award shall be the date on which such new Award is granted.

15           Securities Law Matters.

(a)           If the Committee deems necessary to comply with any applicable securities law, the Committee may require a written investment intent representation by the Grantee and may require that a restrictive legend be affixed to certificates for Shares.  If, based upon the advice of counsel to the Company, the Committee determines that the exercise or nonforfeitability of, or delivery of benefits pursuant to, any Award would violate any applicable provision of (i) federal or state securities laws or (ii) the listing requirements of any national exchange or national market system on which are listed any of the Company’s equity securities, then the Committee may postpone any such exercise, nonforfeitability or delivery, as applicable, but the Company shall use all reasonable efforts to cause such exercise, nonforfeitability or delivery to comply with all such provisions at the earliest practicable date.

(b)           Grants of options to Section 16 Grantees shall comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder for such grants to qualify for exemption from liability under Section 16(b) of the 1934 Act.

16.           No Employment Rights.  Neither the establishment of the Plan nor the grant of any Award shall (a) give any Grantee the right to remain employed by the Company or any Subsidiary or to any benefits not specifically provided by the Plan or (b) modify the right of the Company or any Subsidiary to modify, amend, or terminate the Plan or any other employee benefit plan or employment agreement.

17.           No Rights as a Shareholder.  A Grantee shall not have any rights as a shareholder of the Company with respect to the Shares (other than Restricted Shares) which may be deliverable upon exercise or payment of an Award until such Shares have been delivered to him or her.  Restricted Shares, whether held by a Grantee or in escrow by the Company, shall confer on the Grantee all rights of a shareholder of the Company, except as otherwise provided in the Plan or applicable Award Agreement.

18.           Nature of Payments.  Awards shall be special incentive payments to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for purposes of determining any pension, retirement, death or other benefit under (a) any pension, retirement, profit-sharing, bonus, insurance or other employee benefit plan of the Company or any Subsidiary or (b) any agreement between (i) the Company or any Subsidiary and (ii) the Grantee, except as such plan or agreement shall otherwise expressly provide.

19.           Non-uniform Determinations.  The Committee’s determinations under the Plan need not be uniform and may be made by the Committee selectively among persons who receive, or are eligible to receive, Awards, whether or not such persons are similarly situated.  Without limiting the generality of the foregoing, the Committee shall be entitled to enter into non-uniform and selective Award Agreements as to (a) the identity of the Grantees, (b) the terms and provisions of Awards, including, without limitation, vesting and manner of payment of purchase price upon exercise, and (c) the treatment of terminations of employment.

20.           Adjustments.  The Committee shall make equitable adjustment of:

(a)           the aggregate number of Shares available under the Plan for Awards and the aggregate number of Shares for which Awards may be granted to any individual Grantee in any calendar year pursuant to the second sentence of Section 2;

(b)           the number of Shares, SARs or Performance Shares covered by an Award; and

(c)           the Option Price of all outstanding options and the Strike Price of all outstanding SARs;

to reflect a stock dividend, stock split, reverse stock split, share combination, recapitalization, merger, consolidation, spin-off, split-off, reorganization, rights offering, liquidation or similar event of or by the Company.

21.           Amendment of the Plan.  The Committee may from time to time, in its discretion, amend the Plan without the approval of the Company’s shareholders, except (a) as such shareholder approval may be required under the listing requirements of any securities exchange or national market system on which are listed the Company’s equity securities and (b) that the Committee may not without the approval of the Company’s shareholders amend the Plan to increase the total number of shares reserved for the purposes of the Plan (other than in accordance with Section 20).

22.           Termination of the Plan.  The Plan shall continue in effect until the earlier of its termination by the Committee or the date on which all of the shares of Common Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Awards granted under the Plan have lapsed.  However, all Awards shall be granted, if at all, within ten (10) years from the earlier of the date the Plan is adopted by the Committee or the date the Plan is duly approved by the shareholders of the Company.  Notwithstanding the foregoing, if the maximum number of shares of Common Stock issuable pursuant to the Plan has been increased at any time, all Awards shall be granted, if at all, no later than the last day preceding the ten (10) year anniversary of the earlier of (a) the date on which the latest such increase in the maximum number of shares of Common Stock issuable under the Plan was approved by the shareholders of the Company or (b) the date such amendment was adopted by the Committee.  No termination shall affect any Award then outstanding under the Plan.

23.           No Illegal Transactions.  The Plan and all Awards granted pursuant to it are subject to all applicable laws and regulations.  Notwithstanding any provision of the Plan or any Award, Grantees shall not be entitled to exercise, or receive benefits under any Award, and the Company shall not be obligated to deliver any Shares or deliver benefits to a Grantee, if such exercise or delivery would constitute a violation by the Grantee or the Company of any applicable law or regulation.

24.           Constructive Sales.  The Grantee shall not directly or indirectly, through related parties or otherwise, “short” or “short against the box” (as those terms are generally understood in the securities markets), or otherwise directly or indirectly (through derivative instruments or otherwise) dispose of or hedge, any securities of the Company issuable upon exercise of such Grantee’s Award(s).

25.           Definitions.  The terms set forth below have the indicated meanings which are applicable to both the singular and plural forms thereof:

“Award” shall mean options, including ISOs, Restricted Shares, Compensatory Shares, SARs or Performance Shares granted under the Plan.

“Award Agreement” shall mean the written agreement by which an Award shall be evidenced.

“Board” shall mean the Board of Directors of the Company.

“Cause”, with respect to any employee or consultant of the Company shall have the meaning set forth in such person’s employment or consulting agreement or, in the absence of such an agreement or if such term is not defined in such agreement, shall mean any one or more of the following, as determined by the Committee (in the case of a Section 16 Grantee) or the Chief Executive Officer or President of the Company (in the case of any other Grantee):

(i)           a Grantee’s commission of a crime that is likely to result in injury to the Company or a Subsidiary;

(ii)          the material violation by the Grantee of written policies of the Company or a Subsidiary;

(iii)         the habitual neglect by the Grantee in the performance of his or her duties to the Company or a Subsidiary; or

(iv)           a Grantee’s willful misconduct or inaction in connection with his or her duties to the Company or a Subsidiary resulting in a material injury to the Company or a Subsidiary.

“Code” shall mean the Internal Revenue Code of 1986, as amended or superseded, and the regulations and rulings thereunder.  Reference to a particular section of the Code shall include references to successor provisions.

“Committee” shall mean the committee of the Board appointed pursuant to Section 3(a), or if not so appointed or unable to act or with reference to Awards to Independent Directors, shall mean the entire Board.

“Common Stock” shall mean the common stock, $0.10 par value per share, of the Company.

“Compensatory Shares” shall mean Shares that are awarded to a Grantee without cost and without restrictions either as a bonus, in lieu of cash compensation for services rendered to the Company or for any other compensatory purpose.

“Consultant” shall mean any person, including a Director, who is engaged by the Company or any Parent, Subsidiary or Affiliate thereof to render services to or for the benefit of the Company and is compensated for such services, including any member of the Advisory Board of the Company.

“Director” shall mean a member of the Board.

“Disability” shall mean a permanent and total disability, within the meaning of  Section 22(e)(3) of the Code.

“Effective Date” shall mean the date set forth in the first paragraph hereof.

“Eligible Person” shall mean any Employee, Consultant or Director of the Company or any Subsidiary, including any prospective Employee or Employee on an approved leave of absence or layoff, if such leave or layoff does not qualify as a Disability.

“Employee” shall mean any person treated as an employee (including officers and directors) in the records of the Company (or Subsidiary) and who is subject to the control and direction of the Company (or Subsidiary) with regard to both the work to be performed and the manner and method of performance.  The payment of a director’s fee by the Company (or Subsidiary) to a Director shall not be sufficient to constitute “employment” of the Director by the Company (or Subsidiary).

“Fair Market Value” per share of Common Stock on any relevant date shall mean such value as determined in accordance with the following provisions:

(i)           If the Common Stock is at that time listed on a national securities exchange, then the Fair Market Value shall mean the closing selling price per share of Common Stock on the exchange on which such Common Stock is principally traded on the relevant date or, if there were no sales on that date, the closing selling price of such Common Stock on the last preceding date on which there were sales.

(ii)          If the Common Stock is at that time traded on the Nasdaq Market®, Nasdaq Small Cap MarketSM or OTC Bulletin Board®, as the case may be, then the Fair Market Value shall mean the closing selling price per share of Common Stock on the relevant date, as the price is reported by the National Association of Securities Dealers on the Nasdaq Market®, Nasdaq Small Cap MarketSM or OTC Bulletin Board®, as the case may be, or any successor system.  If there is no closing selling price for the Common Stock on the relevant date, then the Fair Market Value shall mean the closing selling price on the last preceding date for which such quotation exists.

(iii)         If the Common Stock is neither listed on any national securities exchange nor traded on the Nasdaq Market®, Nasdaq Small Cap MarketSM or OTC Bulletin Board®, then the Fair Market Value shall mean that value determined by the Committee after taking into account such factors as the Committee shall in good faith deem appropriate.

“Grant Date” shall have the meaning specified in Section 6(a).

“Grantee” shall mean a person who has been granted an Award or any Permitted Transferee.

“ISO” shall mean an incentive stock option within the meaning of Section 422 of the Code.

“Immediate Family” shall mean, with respect to a particular Grantee, the Grantee’s spouse, children and grandchildren.

“Independent Director” shall mean a member of the Board who in not an Employee of the Company.

“Mature Shares” shall mean Shares for which the holder thereof has good title, free and clear of all liens and encumbrances, and which such holder has held for at least six (6) months.

“Minimum Consideration” shall mean par value per Share or such other amount that is from time to time considered to be minimum consideration under applicable law.

“1934 Act” shall mean the Securities Exchange Act of 1934, as amended.  References to a particular section of the 1934 Act or rule thereunder, include references to successor provisions.

“Option Price” shall mean the per share exercise price of an option.

“Option Term” shall mean the period beginning on the Grant Date of an option and ending on the expiration date of such option, as specified in the Award Agreement for such option and as may, in the discretion of the Committee and consistent with the provisions of the Plan, be extended from time to time.

“Performance Shares” shall mean an Award to a Grantee pursuant to Section 6(e).

“Permitted Transferee” shall mean a person to whom an Award may be transferred or assigned in accordance with Section 7.

“Public Company” shall mean any entity issuing any class of equity securities that has been, or is required to be, registered under Section 12 of the 1934 Act.

“Restricted Shares” shall mean Shares that are subject to forfeiture if the Grantee does not satisfy the conditions specified in the Award Agreement applicable to those Shares.

“Rule 16b-3” shall mean Rule 16b-3 of the SEC under the 1934 Act, as amended from time to time, together with any successor rule.

“SAR” shall mean a stock appreciation right.

“SEC” shall mean the Securities and Exchange Commission.

“Section 16 Grantee” shall mean a person who is subject to potential liability under Section 16(b) of the 1934 Act with respect to transactions involving equity securities of the Company.

“Share” shall mean a share of Common Stock.

“Strike Price” shall have the meaning specified in Section 6(d)(ii).

“Subsidiary” shall mean a subsidiary corporation, as defined in Section 424(f) of the Code (with the Company being treated as the employer corporation for purposes of this definition).

“Ten Percent Owner” shall mean a person who owns capital stock (including stock treated as owned under Section 424(d) of the Code) possessing more than ten percent of the total combined Voting Power of all classes of capital stock of the Company or any Subsidiary.

“Voting Power” shall mean the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors.

26.           Controlling Law.  The law of the State of New York, except its law with respect to choice of law, shall control all matters relating to the Plan.

27.           Severability.  If any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any other part of the Plan.  Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner which will given effect to the terms of such Section to the fullest extent possible while remaining lawful and valid.

ANNEX C

PROPOSED AMENDMENT TO
CERTIFICATE OF INCORPORATION OF
PERVASIP CORP.

Proposed Amendments to Certificate of Incorporation.  The following provision reflects the manner in which the applicable section of the Certificate of Incorporation of Pervasip Corp. will be amended if Proxy Item 3 is approved by the shareholders at the annual meeting.  If the foregoing Proxy Item is not approved by the shareholders, then the language pertaining to such Proxy Item will not be filed as a the Certificate of Amendment with the Secretary of the State of New York.

The first paragraph of Article FOURTH of the company’s Certificate of Incorporation is amended in its entirety to read as follows:

“Fourth:  A.  Authorized Shares.  The total number of shares of all classes of stock which the Company shall have the authority to issue ~~is One~~ Two Hundred Fifty-One Million (~~151,000,000~~251,000,000), of which ~~One~~Two Hundred Fifty Million (~~150,000,000~~250,000,000) shall be common stock, par value $.10 per share, and One Million (1,000,000) shall be preferred stock, par value $.10 per share.”